UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

TRAVELERS SERIES FUND INC.

SMITH BARNEY HIGH

INCOME PORTFOLIO

PIONEER STRATEGIC

INCOME PORTFOLIO

ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Stock prices generally advanced over the 12 months ending October 31, 2004, although performance varied sharply among sectors and investment styles. The equity market also shifted gears during the period due to investors’ reactions to mixed signals about the economy.

Last fall, stocks generally continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter of this year due to concerns about anemic job growth.i During this time, the economy grew at a moderate pace,ii albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader-based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)iii proceeded to push short-term interest rates higher, marking its first hike in four years. The Fed raised its target for the closely watched federal funds rateiv by 0.25% on three occasions during the reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10, after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reaction to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

Over the 12 months, stocks of small- and mid-capitalization companies continued to outperform large-caps in general. Value-oriented stocks handily

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outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Following a sharp sell-off in the spring in anticipation that interest rates were poised to rise, bond prices rose later in the period. U.S. high-yield bonds performed well amid strong fundamentals and low default rates.

Within this environment, the funds performed as follows:1

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

	6 Months	12 Months

Smith Barney High Income Portfolio	6.08%	12.33%

Bear Stearns High Yield Index	6.27%	12.23%

Citigroup High Yield Market Index	6.42%	12.28%

Lipper High Current Yield Variable Funds Category Average	5.86%	11.02%

Pioneer Strategic Income Portfolio	7.04%	11.66%

Lehman Brothers Aggregate Bond Index	4.23%	5.53%

Citigroup Non-U.S. World Government Bond Index	8.25%	12.23%

Lipper Variable General Bond Funds Category Average	5.19%	7.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Performance figures may reflect reimbursements or fee waivers, without which performances would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns in the variable high current yield funds category were calculated among the 90 funds for the six-month period and among the 89 funds for the 12-month period. Returns in the variable general bond funds category were calculated among the 47 funds for both the six-month and 12-month period.

[1]	The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds’ performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is no guarantee of future results.

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Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 22, 2004

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MANAGER OVERVIEW

Smith Barney High Income Portfolio

Performance Review

For the 12 months ended October 31, 2004, the Smith Barney High Income Portfolio returned 12.33%.2 In comparison, the fund’s unmanaged benchmark, the Bear Stearns High Yield Indexv, returned 12.23% for the same period. The Lipper variable high current yield funds category average3 was 11.02%.

Special Shareholder Notice

Effective January 1, 2005, the Citigroup High Yield Market Indexvi will replace the Bear Stearns High Yield Index as the fund’s benchmark. Management has determined that the Citigroup High Yield Market Index is a more appropriate benchmark reflecting more closely the composition of the portfolio of securities and more representative of the management style.

Market Overview

The high-yield bond market, as represented by the Citigroup High Yield Market Index, returned 12.28% for the 12 months ended October 31, 2004. The rally that began in the second half of August 2003 continued for the remainder of the 2003 calendar year as lower U.S. Treasury yields and positive mutual fund inflows propelled the high-yield market higher. Fundamentals also supported the market, with the improving economy, strong earnings and declining default rates contributing to the market’s advance. Corporate bond issuers took advantage of the low interest rates to improve their balance sheets and liquidity.

Following a strong run over 2003, high-yield bond prices began to retreat early in 2004 due to profit-taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. Additionally, the Fed’siii removal of the “considerable period” language from its policy statement during this time sparked concerns

[2]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 89 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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that the Fed would begin raising the federal funds rateiv sooner than had been expected. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. However, economic data released in April showing an improving labor marketvii and signs of higher inflation sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases. Once again, we believe the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions. However, the high-yield bond market rallied for the remainder of the fiscal year due to positive mutual fund flows and a strong rally in U.S. treasuries as the economy showed signs of slowing. Additionally, high-yield default rates remained low as the improving economy and the low interest rate environment enabled companies to extend their debt maturities on new issues at favorable rates and improve their liquidity.

Based on the 7.46% yield of the Citigroup High Market Yield Index as of October 31, 2004, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.viii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Factors Influencing Fund Performance

The fund’s performance for the fiscal year benefited from favorable issue selection, an overweighting in both the chemical and consumer products sectors, and an underweighting in the airlines sector. The fund’s performance was adversely affected by its investment-grade holdings and underweight in both the energy and utilities sectors.ix

Following a strong run over 2003, the high-yield bond market has not rallied as significantly during 2004 due to concerns regarding rising interest rates, high oil prices and weak equity markets. However, the recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has

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remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates have continued to decline. The fund remained overweight in lower-rated securities based upon our rationale that the fund could benefit from an improving economy and could potentially outperform higher-rated quality credits if interest rates were to rise.

Thank you for your investment in the Smith Barney High Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Portfolio Manager	Beth A. Semmel, CFA Portfolio Manager

November 22, 2004

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MANAGER OVERVIEW

Pioneer Strategic Income Portfolio

Performance Review

For the 12 months ended October 31, 2004, excluding sales charges, the Pioneer Strategic Income Portfolio returned 11.66%.4 In comparison, the fund’s unmanaged benchmarks, the Lehman Brothers Aggregate Bond Indexx and the Citigroup Non-U.S. World Government Bond Indexxi , returned 5.53% and 12.23%, respectively, for the same period. The fund outperformed the Lipper variable general bond funds category average5, which was 7.58%.

Market Overview

The economy continued to grow at a solid pace during the fiscal year. After rising in the fourth quarter of 2003 and first quarter of 2004, gross domestic product (“GDP”)xii growth averaged 3.50% in the second and third quarters of the year. During that six-month period, the unemployment rate declined to 5.40%xiii. As expected, the Fediii raised its target for the federal funds rateiv by 0.25% to 1.25% at the end of June 2004 as a countermeasure to the resilient strength of the economy. This was the Fed’s first target rate increase in four years. The Fed again raised its target for the short-term rate in 0.25% increments in August, September, and after the fund’s reporting period had ended on November 10, to 2.00%.

Bond prices fluctuated during the fiscal year in response to the changing outlook for the U.S. economy. As expected, when the economy appeared to be strengthening, yields rose. When the economic recovery appeared to be losing momentum, they declined. The yield on the 10-year U.S. Treasury note closed at 4.02%, although it traded as low as 3.68% in March 2004 and as high as 4.87% in June 2004. The overall U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 5.53% during the 12-month period ended October 31, 2004. High yield bonds as measured by the Merrill Lynch High Yield Master II Indexxiv returned 12.04%. Global bond markets gained from the falling U.S. dollar, which was weak against most foreign currencies, especially the euro.

[4]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[5]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 47 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Factors Influencing Fund Performance

The portfolio’s overweight positions in foreign currencies, high yield bonds, and mortgage sectors were the largest contributors to performance over the period. Foreign currencies gained appreciably against the weak U.S. dollar for much of the year, while strength in the high yield bond market reflected the general strength of global economy. Mortgages continued to benefit from the brisk pace of homeowner refinancing. In the emerging market bonds sector, our focus on Russia and Brazil enhanced results.

Individual securities held in the portfolio that favorably contributed to relative performance included Russian oil exploration and production company Gaz Capital S.A., global metal and glass container manufacturer Crown Holdings, Inc., and Norwegian energy engineering and construction services provider Kvaerner ASA. In the U.S., Clean Harbors, Inc., an environmental company, aided performance based on increased demand for chemical spill clean-ups.

Securities that detracted from results included airline AMR Corp., which suffered from the adverse affects of high oil prices which offset gains in its underlying business. In addition, Curative Health Services, Inc., a home blood infusion company, suffered from changes in a California law related to reimbursements.xv

Thank you for your investment in the Pioneer Strategic Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

The Portfolio Management Team

Pioneer Investments

November 22, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS:

Smith Barney High Income Portfolio: Keep in mind, high-yielding bonds are rated below investment grade and carry more risk than higher rated securities. Also, the fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

Pioneer Strategic Income Portfolio: The fund may invest in high yield bonds. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

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All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: Bureau of Economic Analysis, U.S. Department of Commerce. January 2, 2004.
ii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). GDP is a market value of goods and services produced by labor and property in a given country.
iii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	The Bear Stearns High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Effective January 1, 2005, the Citigroup High Yield Market Index will replace the Bear Stearns High Yield Index as the fund’s benchmark. Management has determined that the Citigroup High Yield Market Index is a more appropriate benchmark reflecting more closely the composition of the portfolio of securities and more representative of the management style.
vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vii	Source: Bureau of Economic Analysis, U.S. Department of Commerce. April 2, 2004.
viii	Yields are subject to change and will fluctuate.
ix	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Telecommunications (11.0%); Hotels/Casinos/Gaming (7.9%); Chemicals (7.2%); Energy (6.9); Cable (6.8%). The fund’s portfolio composition is subject to change at any time.
[x]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
xi	The Citigroup Non-U.S. Government Bond Index is an index of bonds from several major world government bond markets outside the U.S. with maturities of less than 1 year.
xii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
xiii	Source: U.S. Bureau of Labor Statistics, August 2004.
xiv	The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA).
xv	Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings as of this date were: Asset Backed Securities Corp., Home Equity Loan Trust, Series 2003-HE3, Class M5, 5.870% due 6/15/33 (2.4%), GNMA, 6.000% due 11/15/32 (2.2%), Province of Ontario, Medium-Term Notes, Series E, 5.500% due 4/23/13 (2.1%), Kingdom of Sweden, Bonds, Series 1046, 5.500% due 10/8/12 (1.8%), Government of Canada, Bonds, 5.750% due 9/1/06 (1.8%), French Republic, Bonds, Series OATi, 3.000% due 7/25/09 (1.4%), GNMA, 5.500% due 7/15/34 (1.4%), GNMA, 6.000% due 8/15/19 (1.4%), Government of Norway, Bonds, 6.750% due 1/15/07 (1.3%), Russian Federation, Bonds, 5.000% due 3/31/30 (1.1%). Please refer to pages 33 through 51 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Corporate Bonds and Notes (53.4%); Foreign Bonds (17.5%); U.S. Government Sector (17.5%); Asset-Backed Securities (7.1%); Municipal Bonds (1.6%). The fund’s portfolio composition is subject to change at any time.

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Smith Barney High Income Portfolio

Fund at a Glance (unaudited)

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Pioneer Strategic Income Portfolio

Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney High Income Portfolio	6.08%	$1,000.00	$1,060.80	0.66%	$3.42

Smith Barney Pioneer Strategic Income Portfolio	7.04	1,000.00	1,070.40	0.87	4.53

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney High Income Portfolio	5.00%	$1,000.00	$1,021.83	0.66%	$3.35

Smith Barney Pioneer Strategic Income Portfolio	5.00	1,000.00	1,020.76	0.87	4.42

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Smith Barney High Income Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	12.33%

Five Years Ended 10/31/04	3.97

Ten Years Ended 10/31/04	6.97

6/16/94* through 10/31/04	6.13

Cumulative Total Return† (unaudited)

10/31/94 through 10/31/04	84.16%
†	Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

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Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

Smith Barney High Income Portfolio vs.

Citigroup High Yield Market Index and

Bear Stearns High Yield Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Bear Stearns High Yield Index is a broad-based unmanaged index of high-yield corporate bonds. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Effective January 1, 2005, the Citigroup High Yield Market Index will replace the Bear Stearns High Yield Index as the fund’s benchmark. Management has determined that the Citigroup High Yield Market Index is a more appropriate benchmark reflecting more closely the portfolio of securities and more representative of the management style. Each Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Pioneer Strategic Income Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	11.66%

Five Years Ended 10/31/04	7.56

Ten Years Ended 10/31/04	6.97

6/16/94* through 10/31/04	6.89

Cumulative Total Return† (unaudited)

10/31/94 through 10/31/04	96.15%

†	Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been reduced.

*	Commencement of operations.

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Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

Pioneer Strategic Income Portfolio vs.

Citigroup Non-U.S. World

Government Bond Index – Unhedged and

Lehman Brothers Aggregate Bond Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Pioneer Strategic Income Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Citigroup Non-U.S. World Government Bond Index – Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

17       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

CORPORATE BONDS & NOTES — 91.6%
Aerospace & Defense — 0.6%
$1,225,000	B	Argo-Tech Corp., Sr. Notes, 9.250% due 6/1/11 (b)	$1,341,375
325,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	364,813

			1,706,188

Airlines — 0.2%
885,000	B	Continental Airlines, Inc., Pass-Through Trust Certificates, Series 2001-2, Class D, 7.568% due 12/1/06	633,098

Automotive — 2.3%
260,000	B+	Arvin Capital Trust I, Capital Securities, 9.500% due 2/1/27	270,400
1,025,000	B-	CSK Auto, Inc., Sr. Sub. Notes, 7.000% due 1/15/14	1,009,625
		Dana Corp., Notes:
715,000	BB	6.500% due 3/1/09	756,112
320,000	BB	10.125% due 3/15/10	362,400
925,000	B-	EaglePicher Inc., Sr. Notes, 9.750% due 9/1/13	943,500
325,000	BBB-	Ford Motor Co., Notes, 7.450% due 7/16/31	317,413
		General Motors Corp.:
175,000	BBB-	Sr. Debentures, 8.375% due 7/15/33	182,609
975,000	BBB-	Sr. Notes, 7.125% due 7/15/13	1,013,239
225,000	B-	Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12	255,375
		Tenneco Automotive Inc.:
400,000	B-	Sr. Secured 2nd Lein Notes, Series B, 10.250% due 7/15/13	468,000
625,000	B-	Sr. Sub. Notes, Series B, 11.625% due 10/15/09	667,188
97,000	BB-	TRW Automotive Inc., Sr. Sub. Notes, 11.000% due 2/15/13	115,915

			6,361,776

Broadcasting — 1.4%
1,000,000	B-	Nexstar Broadcasting, Inc., Sr. Sub. Notes, 7.000% due 1/15/14	985,000
1,125,000	B-	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	1,267,031
		Paxson Communications Corp.:
490,000	CCC	Sr. Sub. Discount Notes, step bond to yield 12.263% due 1/15/09	428,750
270,000	CCC	Sr. Sub. Notes, 10.750% due 7/15/08	273,375
550,000	B-	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11	610,500
285,000	CCC+	Spanish Broadcasting System Inc., Sub. Notes, 9.625% due 11/1/09	300,319

			3,864,975

Building/Construction — 3.0%
600,000	B+	Ainsworth Lumber Co., Ltd., Sr. Notes, 7.250% due 10/1/12 (b)	610,500
		Associated Materials Inc.:
2,000,000	B-	Sr. Discount Notes, step bond to yield 11.244% due 3/1/14 (b)	1,500,000
160,000	B-	Sr. Sub. Notes, 9.750% due 4/15/12	183,200

See Notes to Financial Statements.

18        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Building/Construction — 3.0% (continued)
$ 690,000	B-	Atrium Cos., Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09	$727,950
		D.R. Horton, Inc.:
320,000	BB+	Sr. Notes, 8.000% due 2/1/09	362,400
340,000	BB-	Sr. Sub. Notes, 9.375% due 3/15/11	379,950
480,000	BB-	KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11	535,200
585,000	BBB-	Lennar Corp., Sr. Notes, Series B, 9.950% due 5/1/10	636,133
1,275,000	B-	Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12 (b)	1,278,187
385,000	BBB-	The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10	424,463
570,000	BB-	Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11	658,350
325,000	B+	Standard Pacific Corp., Sr. Sub. Notes, 9.250% due 4/15/12	378,625
750,000	B-	THL Buildco Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (b)	798,750
25,000	B+	URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09	26,750

			8,500,458

Business Services — 1.6%
792,000	B-	Advanstar Communications Inc., 2nd Priority Sr. Secured Notes, 9.220% due 8/15/08 (d)	833,580
850,000	B-	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11 (b)	896,750
575,000	CCC+	Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12	646,875
		Iron Mountain Inc., Sr. Sub. Notes:
750,000	B	8.625% due 4/1/13	815,625
450,000	B	7.750% due 1/15/15	488,250
		Muzak LLC/Muzak Finance Corp.:
750,000	CCC	Sr. Notes, 10.000% due 2/15/09	675,000
275,000	CCC	Sr. Sub. Notes, 9.875% due 3/15/09	191,125

			4,547,205

Cable — 6.8%
		Charter Communications Holdings, LLC/Charter Communications Holdings Capital Corp.:
		Sr. Discount Notes:
3,966,000	CCC-	Step bond to yield 12.272% due 1/15/10	3,361,185
1,035,000	CCC-	Step bond to yield 13.504% due 1/15/11	778,837
1,535,000	CCC-	Step bond to yield 17.772% due 5/15/11	997,750
100,000	CCC-	Sr. Notes, 10.750% due 10/1/09	85,000
		CSC Holdings, Inc.:
1,700,000	BB-	Sr. Debentures, 7.625% due 7/15/18	1,816,875
260,000	BB-	Sr. Notes, Series B, 7.625% due 4/1/11	284,050
910,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	1,044,225

See Notes to Financial Statements.

19        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Cable — 6.8% (continued)
$875,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Notes, 8.375% due 3/15/13	$1,001,875
		Echostar DBS Corp., Sr. Notes:
748,000	BB-	9.125% due 1/15/09	837,760
1,850,000	BB-	6.625% due 10/1/14 (b)	1,900,875
1,065,000	B-	Insight Communications Co., Inc., Sr. Discount Notes, step bond to yield 14.115% due 2/15/11	1,046,362
375,000	B+	Insight Midwest, L.P./Insight Capital, Inc., Sr. Notes, 10.500% due 11/1/10	417,188
1,125,000	B-	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	1,234,687
325,000	B	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13	351,000
1,150,000	B	Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13	1,132,750
200,000	B-	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (b)	221,500
625,000	B+	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (b)	665,625
1,670,000	B+	Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15	1,895,450

			19,072,994

Chemicals — 7.2%
1,025,000	B+	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	1,132,625
345,000	BB-	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	389,850
1,000,000	Caa3*	Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (c)	605,000
1,150,000	B+	Equistar Chemicals, L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	1,334,000
		FMC Corp.:
825,000	BB+	Medium-Term Notes, Series A, 6.750% due 5/5/05	841,500
125,000	BB+	Secured Notes, 10.250% due 11/1/09	145,625
675,000	B+	Hercules Inc., Sr. Sub. Notes, 6.750% due 10/15/29	691,875
1,250,000	B	Huntsman Advanced Materials LLC, Sr. Secured Notes, 11.000% due 7/15/10 (b)	1,450,000
5,710,000	CCC+	Huntsman ICI Holdings LLC, Sr. Discount Notes, zero coupon bond to yield 17.524% due 12/31/09	3,126,225
660,000	BB	IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11	778,800
600,000	B+	International Specialty Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09	666,000
655,000	BB-	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	733,600
		Lyondell Chemical Co., Sr. Secured Notes:
655,000	B+	11.125% due 7/15/12	775,356
400,000	B+	Series B, 9.875% due 5/1/07	425,000

See Notes to Financial Statements.

20        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Chemicals — 7.2% (continued)
$760,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	$893,000
1,700,000	BB-	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08	1,904,000
235,000	B-	OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11	247,044
		Resolution Performance Products LLC/RPP Capital Corp.:
225,000	CCC+	Sr. Secured Notes, 9.500% due 4/15/10	232,875
1,050,000	CCC	Sr. Sub. Notes, 13.500% due 11/15/10	1,044,750
		Rhodia SA:
		Sr. Notes:
750,000	CCC+	7.625% due 6/1/10	738,750
225,000	CCC+	10.250% due 6/1/10	245,250
650,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11	611,000
65,000	B+	Terra Capital Inc., Sr. Secured Notes, 12.875% due 10/15/08	80,925
525,000	B-	United Industries Corp., Sr. Sub. Notes, Series D, 9.875% due 4/1/09	553,875
390,000	BB-	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	441,675

			20,088,600

Consumer Products & Services — 4.8%
385,000	BBB-	American Greetings Corp., Notes, 6.100% due 8/1/28	419,650
		Doane Pet Care Co.:
1,000,000	CCC	Sr. Notes, 10.750% due 3/1/10	1,085,000
65,000	CCC	Sr. Sub. Notes, 9.750% due 5/15/07	65,000
1,300,000	B-	FTD, Inc., Sr. Sub. Notes, Series B, 7.750% due 2/15/14	1,309,750
1,025,000	CCC	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08	886,625
900,000	B-	Interface, Inc., Sr. Notes, 10.375% due 2/1/10	1,039,500
1,025,000	B-	Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11	1,173,625
309,000	Aa3*	Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08	345,257
		Playtex Products, Inc.:
900,000	B	Sr. Secured Notes, 8.000% due 3/1/11	987,750
150,000	CCC+	Sr. Sub. Notes, 9.375% due 6/1/11	158,625
1,000,000	B-	Rayovac Corp., Sr. Sub. Notes, 8.500% due 10/1/13	1,102,500
875,000	B-	Riddell Bell Holdings, Sr. Sub. Notes, 8.375% due 10/1/12 (b)	907,812
1,275,000	B-	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	1,354,687
		Service Corp. International:
460,000	BB	Debentures, 7.875% due 2/1/13	503,700
		Sr. Notes:
470,000	BB	6.875% due 10/1/07	499,375
570,000	BB	6.500% due 3/15/08	601,350
875,000	B+	Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due 7/1/08	966,875

			13,407,081

See Notes to Financial Statements.

21        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Energy — 6.9%
		Dynegy Holdings Inc.:
$1,375,000	B-	2nd Priority Sr. Secured Notes, 8.020% due 7/15/08 (b)(d)	$1,498,750
		Sr. Debentures:
1,300,000	CCC+	7.125% due 5/15/18	1,157,000
1,250,000	CCC+	7.625% due 10/15/26	1,096,875
		El Paso Corp., Global Sr. Medium-Term Notes:
915,000	CCC+	7.800% due 8/1/31	844,087
2,125,000	CCC+	7.750% due 1/15/32	1,965,625
1,300,000	B	Exco Resources, Inc., Sr. Notes, 7.250% due 1/15/11	1,413,750
		Hanover Compressor Co.:
1,000,000	B	Sr. Sub. Notes, 8.625% due 12/15/10	1,105,000
900,000	B-	Sub. Notes, zero coupon bond to yield 11.312% due 3/31/07	769,500
415,000	B	Key Energy Services, Inc., Sr. Notes, Series C, 8.375% due 3/1/08	439,900
480,000	BB	Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11	549,600
842,000	B+	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	966,195
		Plains Exploration & Production Co., Sr. Sub. Notes:
625,000	B+	8.750% due 7/1/12	709,375
330,000	B+	Series B, 8.750 % due 7/1/12	374,550
195,000	BB	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	215,963
320,000	BB-	SESI, LLC, Sr. Notes, 8.875% due 5/15/11	352,000
1,185,000	B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	1,344,975
		Vintage Petroleum, Inc.:
455,000	BB-	Sr. Notes, 8.250% due 5/1/12	511,875
125,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	135,625
		The Williams Cos., Inc., Notes:
600,000	B+	7.625% due 7/15/19	678,000
1,275,000	B+	7.875% due 9/1/21	1,453,500
1,375,000	B+	8.750% due 3/15/32	1,567,500

			19,149,645

Environmental Services — 1.4%
		Allied Waste North America, Inc.:
200,000	BB-	Sr. Debentures, Series B, 9.250% due 9/1/12	217,000
		Sr. Notes, Series B:
890,000	BB-	8.500% due 12/1/08	938,950
1,500,000	B+	7.375% due 4/15/14	1,395,000
1,200,000	B-	IMCO Recycling Inc., Sr. Secured Notes, Series A, 10.375% due 10/15/10	1,344,000

			3,894,950

See Notes to Financial Statements.

22        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Financial Services — 1.7%
$1,275,000	B-	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (b)	$1,434,375
475,000	B-	Borden US Finance Corp./Nova Scotia Finance ULC, 2nd Priority Sr. Secured Notes, 9.000% due 7/15/14 (b)	521,906
160,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	165,600
475,000	BBB-	Ford Motor Credit Co., Notes, 7.250% due 10/25/11	512,613
450,000	BBB-	General Motors Acceptance Corp., Notes, 6.875% due 8/28/12	469,179
555,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	586,776
1,075,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,115,312

			4,805,761

Food & Beverage — 3.7%
671,000	B-	Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08	695,324
1,575,000	B+	Constellation Brands Inc., Sr. Sub. Notes, Series B, 8.125% due 1/15/12	1,732,500
330,000	B+	Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11	362,175
335,000	BB-	Dean Foods Co., Sr. Notes, 6.900% due 10/15/17	345,050
975,000	B	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	1,104,187
		Dole Food Co., Inc.:
1,000,000	B+	Debentures, 8.750% due 7/15/13	1,130,000
125,000	B+	Sr. Notes, 8.875% due 3/15/11	139,063
1,350,000	B-	Friendly Ice Cream Corp., Sr. Notes, 8.375% due 6/15/12	1,296,000
1,325,000	B	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (b)	1,258,750
725,000	B+	Swift & Co., Sr. Notes, 10.125% due 10/1/09	812,000
1,275,000	B-	United Agri Products, Inc., Sr. Notes, 8.250% due 12/15/11 (b)	1,383,375

			10,258,424

Healthcare — 4.6%
675,000	CC	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (c)(d)	519,750
1,150,000	B-	Ameripath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	1,132,750
1,250,000	B-	Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08	1,307,812
740,531	B+	Dade Behrings Inc., Sr. Sub. Notes, 11.910% due 10/3/10	842,354
270,000	B	Extendicare Health Services, Inc., Sr. Sub. Notes, 9.500% due 7/1/10	305,100
1,875,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Sr. Sub. Notes, 8.750% due 6/15/14 (b)	2,025,000
675,000	CCC+	Insight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11	678,375

See Notes to Financial Statements.

23        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Healthcare — 4.6% (continued)
$1,275,000	B-	Medical Device Manufacturing Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (b)	$1,370,625
700,000	B-	National Mentor Inc., Sr. Sub Notes, 9.625% due 12/1/12 (b)	721,000
875,000	B-	Psychiatric Solutions, Inc., Sr. Sub. Notes, 10.625% due 6/15/13	1,008,437
460,000	B	Sola International Inc., Sr. Notes, 6.875% due 3/15/08	475,798
		Tenet Healthcare Corp.:
650,000	B-	Notes, 7.375% due 2/1/13	617,500
		Sr. Notes:
225,000	B-	5.375% due 11/15/06	226,688
1,325,000	B-	6.500% due 6/1/12	1,209,062
25,000	B-	9.875% due 7/1/14 (b)	26,313
325,000	B-	6.875% due 11/15/31	263,250

			12,729,814

Hotels/Casinos/Gaming — 7.9%
1,015,000	B	Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09	1,162,175
800,000	B+	Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11	906,000
1,300,000	B+	Boyd Gaming Corp., Sr. Sub. Notes, 6.750% due 4/15/14	1,369,875
		Caesars Entertainment, Inc., Sr. Sub. Notes:
450,000	BB-	8.875% due 9/15/08	519,188
1,400,000	BB-	8.125% due 5/15/11	1,643,250
580,000	CCC+	Courtyard By Marriott II L.P., Sr. Notes, Series B, 10.750% due 2/1/08	585,800
137,000	B-	Felcor Lodging, L.P., Sr. Notes, 10.000% due 9/15/08	144,535
1,250,000	B-	Global Cash Access, Inc./Global Cash Access Finance Corp., Sr. Sub. Notes, 8.750% due 3/15/12	1,362,500
1,300,000	B-	Herbst Gaming Inc., Sr. Sub. Notes, 8.125% due 6/1/12 (b)	1,368,250
		Hilton Hotels Corp., Sr. Notes:
510,000	BBB-	7.950% due 4/15/07	563,249
250,000	BBB-	7.625% due 12/1/12	294,525
57,000	B+	HMH Properties, Inc., Sr. Secured Notes, Series B, 7.875% due 8/1/08	58,853
		Host Marriott, L.P.:
1,020,000	B+	Notes, Series I, 9.500% due 1/15/07	1,137,300
625,000	B+	Sr. Notes, 7.125% due 11/1/13	678,125
1,375,000	B	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14	1,430,000
1,150,000	B	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	1,273,625
		Mandalay Resort Group:
260,000	BB-	Sr. Sub. Debentures, 7.625% due 7/15/13	281,450
585,000	BB-	Sr. Sub. Notes, Series B, 10.250% due 8/1/07	669,825

See Notes to Financial Statements.

24        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Hotels/Casinos/Gaming — 7.9% (continued)
		MeriStar Hospitality Operating Partnership, L.P./MeriStar
		Hospitality Finance Corp., Sr. Notes:
$ 225,000	CCC+	9.000% due 1/15/08	$237,375
925,000	CCC+	10.500% due 6/15/09	1,022,125
50,000	CCC+	9.125% due 1/15/11	53,500
		MGM MIRAGE, Inc.:
1,275,000	BB+	Sr. Notes, 6.750% due 9/1/12 (b)	1,357,875
		Sr. Sub. Notes:
325,000	BB-	9.750% due 6/1/07	367,250
900,000	BB-	8.375% due 2/1/11	1,019,250
425,000	BB+	Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.875% due 5/1/12	500,438
625,000	B+	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	667,188
275,000	B+	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (b)	299,750
930,000	B	Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
		Mortgage Secured Notes, 11.000% due 6/15/10	1,072,987

			22,046,263

Leisure — 1.6%
338,000	CCC+	AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11	350,675
1,925,000	B-	Cinemark, Inc., Sr. Discount Notes, step bond to yield 9.338% due 3/15/14	1,371,562
1,200,000	B-	Equinox Holdings, Inc., Sr. Notes, 9.000% due 12/15/09	1,278,000
600,000	B-	ICON Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	501,000
125,000	CCC+	LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (b)	131,563
		Six Flags, Inc., Sr. Notes:
75,000	CCC+	9.750% due 4/15/13	72,656
700,000	CCC+	9.625% due 6/1/14	672,000

			4,377,456

Machinery — 1.3%
250,000	BB-	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)	286,250
500,000	B-	Columbus McKinnon Corp., Sr. Secured Notes, 10.000% due 8/1/10	552,500
325,000	B-	Dresser-Rand Group Inc., Sr. Sub Notes, 7.375% due 11/1/14 (b)	342,063
685,000	B	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10	772,337
260,000	B+	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	288,925
		Terex Corp., Sr. Sub. Notes:
650,000	B	9.250% due 7/15/11	731,250
500,000	B	Series B, 10.375% due 4/1/11	565,000

			3,538,325

See Notes to Financial Statements.

25        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Manufacturing — 1.8%
$ 445,000	NR	Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08 ‡	$344,875
575,000	B-	Blount Inc., Sr. Sub. Notes, 8.875% due 8/1/12	628,906
400,000	B-	General Binding Corp., Sr. Sub. Notes, 9.375% due 6/1/08	410,000
575,000	B-	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b)	603,750
860,000	CCC+	Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07	875,050
1,075,000	B-	Sensus Metering Systems, Sr. Sub. Notes, 8.625% due 12/15/13	1,112,625
		Wesco Distribution Inc., Sr. Sub. Notes:
600,000	B-	9.125% due 6/1/08	624,000
525,000	B-	Series B, 9.125% due 6/1/08	546,000

			5,145,206

Metals/Mining — 1.8%
775,000	B+	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09	790,500
825,000	BB-	Ispat Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	1,006,500
1,200,000	B-	Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12	1,302,000
605,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	748,767
1,260,000	B+	Wolverine Tube, Inc., Sr. Notes, 7.375% due 8/1/08 (b)	1,253,700

			5,101,467

Packaging/Containers — 3.7%
1,175,000	B+	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	1,316,000
1,000,000	B	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	1,145,000
1,220,000	BB-	Owens-Brockway Glass Container Inc., Sr. Secured Notes, 8.875% due 2/15/09	1,345,050
250,000	B	Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05	257,500
1,020,000	B+	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	1,147,500
		Pliant Corp.:
475,000	B-	Sr. Secured 2nd Lien Notes, 11.125% due 9/1/09	513,000
80,000	B-	Sr. Sub. Notes, 13.000% due 6/1/10	75,000
1,000,000	CCC	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	775,000
560,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	622,593
600,000	B	Stone Container Corp., Sr. Notes, 9.750% due 2/1/11	672,000
1,275,000	B	Stone Container Finance Co. of Canada II, Sr. Notes, 7.375% due 7/15/14 (b)	1,367,437
		Tekni-Plex, Inc.:
650,000	CCC	Sr. Secured Notes, 8.750% due 11/15/13 (b)	623,188
495,000	CCC	Sr. Sub. Notes, Series B, 12.750% due 6/15/10	373,725

			10,232,993

See Notes to Financial Statements.

26        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Paper/Forestry Products — 2.7%
		Abitibi-Consolidated Inc.:
$ 645,000	BB	Debentures, 8.850% due 8/1/30	$656,288
500,000	BB	Notes, 8.550% due 8/1/10	550,000
1,250,000	B+	Appleton Papers Inc., Sr. Sub. Notes, Series B, 9.750% due 6/15/14	1,312,500
750,000	B-	Blue Ridge Paper Products Inc., Sr. Secured Notes, 9.500% due 12/15/08	671,250
		Bowater Inc.:
550,000	BB	Debentures, 9.500% 10/15/12	639,501
1,000,000	BB	Notes, 6.500% 6/15/13	1,007,585
		Buckeye Technologies Inc., Sr. Sub. Notes:
315,000	B	9.250% due 9/15/08	317,363
1,190,000	B	8.000% due 10/15/10	1,219,750
600,000	BB	Norske Skog Canada Ltd., Sr. Notes, 7.375% due 3/1/14	627,000
600,000	BB-	Tembec Industries Inc., Sr. Notes, 8.625% due 6/30/09	613,500

			7,614,737

Printing/Publishing — 2.6%
		Cenveo Corp.:
530,000	BB-	Sr. Notes, 9.625% due 3/15/12	590,950
525,000	B	Sr, Sub. Notes, 7.875% due 12/1/13	509,250
504,000	B	Dex Media East LLC/Dex Media East Finance Co., Notes, 12.125% due 11/15/12	628,740
1,000,000	B	Dex Media, Inc., Discount Notes, step bond to yield 9.002% due 11/15/13	765,000
1,001,000	B	Dex Media West LLC/Dex Media West Finance Co., Sr. Sub. Notes, Series B, 9.875% 8/15/13	1,188,687
1,100,000	B-	HM Publishing Corp., Sr. Discount Notes, step bond to yield 10.515% due 10/15/13	724,625
1,281,901	B-	Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (b)(i)	1,570,329
		R.H. Donnelley Finance Corp. I, Sr. Sub. Notes:
175,000	B+	10.875% due 12/15/12 (b)	214,813
400,000	B+	10.875% due 12/15/12	491,000
275,000	B-	Vertis, Inc., Sr. Secured 2nd Lien Notes, 9.750% due 4/1/09	301,125
211,000	BB-	Yell Finance BV, Sr. Discount Notes, step bond to yield 12.262% due 8/1/11	207,835

			7,192,354

Retail — 3.0%
175,000	BB-	Ahold Finance USA, Inc., Notes, 8.250% due 7/15/10	200,813
175,000	NR	Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07	178,391

See Notes to Financial Statements.

27        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Retail — 3.0% (continued)
$ 300,000	B+	Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12	$329,250
725,000	BB+	The Gap, Inc., Notes, 10.300% due 12/15/08 (d)	888,125
1,325,000	B-	General Nutrition Centers, Inc., Sr. Sub. Notes, 8.500% due 12/1/10	1,341,562
		J.C. Penney Co., Inc.:
705,000	BB+	Notes, 9.000% due 8/1/12	867,150
950,000	BB+	Sr. Notes, 8.000% due 3/1/10	1,092,500
725,000	B	Jean Coutu Group (PJC) Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (b)	743,125
325,000	B-	Nash-Finch Co., Sr. Sub. Notes, Series B, 8.500% due 5/1/08	335,969
		Rite Aid Corp., Sr. Notes:
325,000	B-	7.625% due 4/15/05	331,500
1,305,000	B-	7.125% due 1/15/07	1,324,575
717,000	BB	Saks Inc., Notes, 9.875% due 10/1/11	846,060

			8,479,020

Technology — 1.1%
		Amkor Technology, Inc.:
250,000	B	Sr. Notes, 9.250% due 2/15/08	241,250
1,290,000	CCC+	Sr. Sub. Notes, 10.500% due 5/1/09	1,148,100
1,755,000	B	Sanmina — SCI Corp., Sub. Debentures,
		zero coupon bond to yield 10.672% due 9/12/20 (e)	925,762
690,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	748,244

			3,063,356

Telecommunications — 10.1%
439,900	CCC-	AirGate PCS, Inc., Sr. Sub. Secured Notes, 9.375% due 9/1/09	461,895
		Alamosa (Delaware), Inc.:
363,000	CCC	Sr. Discount Notes, step bond to yield 11.437% due 7/31/09	388,410
650,000	CCC	Sr. Notes, 11.000% due 7/31/10	763,750
948,000	CCC	American Tower Corp., Sr. Notes, 9.375% due 2/1/09	1,007,250
360,000	CCC	American Towers Escrow Corp., Sr. Sub. Discount Notes, zero coupon bond to yield 14.432% due 8/1/08	272,700
350,000	BB+	AT&T Corp., Sr. Notes, 8.050% due 11/15/11(d)	402,938
3,550,000	A	AT&T Wireless Services, Inc., Sr. Notes, 8.750% due 3/1/31	4,780,490
244,000	B+	Avaya, Inc., Sr. Secured Notes, 11.125% due 4/1/09	281,820
		Crown Castle International Corp., Sr. Notes:
400,000	CCC	9.375% due 8/1/11	456,000
685,000	CCC	10.750% due 8/1/11	762,062
75,000	CCC	7.500% due 12/1/13	80,625
500,000	CCC	Series B, 7.500% due 12/1/13	537,500

See Notes to Financial Statements.

28        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Telecommunications — 10.1% (continued)
$ 695,000	NR	GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 15.232% due 2/1/10 (c)‡	$70
3,275,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	2,828,781
1,775,000	BB	Nextel Communications, Inc., Sr. Serial Redeemable Notes: 6.875% due 10/31/13	1,934,750
1,650,000	BB	7.375% due 8/1/15	1,839,750
373,000	B-	Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09	428,484
750,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	701,250
375,000	B-	Nortel Networks Ltd., Sr. Notes, 6.125% due 2/15/06	385,313
305,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	300,425
1,445,000	BB-	Qwest Corp., Notes, 9.125% due 3/15/12 (b)	1,636,462
		Qwest Services Corp.:
596,000	B	Notes, 14.500% due 12/15/14 (b)	742,020
2,840,000	B	Sr. Notes, 14.000% due 12/15/10 (b)(d)	3,386,700
400,000	CCC-	SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09	428,500
850,000	B-	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	924,375
		Sprint Capital Corp.:
1,350,000	BBB-	Notes, 8.750% due 3/15/32	1,774,328
775,000	BBB-	Sr. Notes, 6.875% due 11/15/28	834,816

			28,341,464

Textiles/Apparel — 0.6%
		Levi Strauss & Co.:
1,065,000	CCC	Notes, 7.000%, due 11/1/06	1,047,694
280,000	CCC	Sr. Notes, 11.625% due 1/15/08	287,000
292,000	B+	The William Carter Co., Sr. Sub Notes, Series B, 10.875% due 8/15/11	328,500

			1,663,194

Transportation — 0.6%
650,000	B+	General Maritime Corp., Sr Notes, 10.000% due 3/15/13	751,562
625,000	B-	Horizon Lines LLC, Notes, 9.000% due 11/1/12 (b)	678,906
360,000	BB+	Windsor Petroleum Transport Corp., Secured Notes, 7.840% due 1/15/21 (b)	376,200

			1,806,668

Utilities — 6.6%
		The AES Corp., Sr. Notes:
1,470,000	B-	9.500% due 6/1/09	1,701,525
975,000	B-	7.750% due 3/1/14	1,065,187
1,225,000	B+	Allegheny Energy Supply Statutory Trust, Secured Notes, Series 2001-A, 10.250% due 11/15/07 (b)	1,414,875
180,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	213,362
770,000	CCC+	Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due 5/1/08	477,400

See Notes to Financial Statements.

29        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Utilities — 6.6% (continued)
		Calpine Corp.:
$2,060,000	B	2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (b)	$1,524,400
85,000	CCC+	Sr. Notes, 8.625% due 8/15/10	49,300
645,000	B	Sr. Secured Notes, 8.750% due 7/15/13 (b)	470,850
330,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	330,000
		Edison Mission Energy, Sr. Notes:
640,000	B	10.000% due 8/15/08	750,400
325,000	B	7.730% due 6/15/09	347,750
1,525,000	B	9.875% due 4/15/11	1,810,937
		Mirant Americas Generation, LLC, Sr. Notes:
475,000	NR	7.625% due 5/1/06 (c)	465,500
900,000	NR	9.125% due 5/1/31 (c)	859,500
2,500,000	B+	NRG Energy Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (b)	2,765,625
1,165,000	B-	Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10	1,473,725
		Reliant Resources, Inc., Sr. Secured Notes:
800,000	B	9.250% due 7/15/10	892,000
1,650,000	B	9.500% due 7/15/13	1,864,500

			18,476,836

		TOTAL CORPORATE BONDS & NOTES (Cost — $235,612,283)	256,100,308

ASSET-BACKED SECURITIES — 0.7%
Airlines — 0.2%
153,775	BB	Continental Airlines, Inc., Pass Through Certificate, Series 2000-2, Class C, 8.312% due 4/2/11	108,681
		United Airlines, Inc., Pass-Through Certificate:
437,290	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (c)	82,480
888,599	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (c)	217,720
		Series 2001-1:
160,000	NR	Class B, 6.932% due 9/1/11 (c)	42,203
365,000	NR	Class C, 6.831% due 9/1/08 (c)	29,407

			480,491

Financial Services — 0.1%
1,402,534	D	Airplanes Pass-Through Trust, Series 1, Class D, 10.875% due 3/15/12 (c)(j)‡	0
		First Consumer Master Trust:
31,947	BB	Series 1999-A, Class A, 5.800% due 12/15/05 (b)	31,890
256,393	B	Series 2001-A, Class A, 2.180% due 9/15/08 (d)	249,546

			281,436

See Notes to Financial Statements.

30        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

FACE AMOUNT		RATING(a)	SECURITY	VALUE
Retail — 0.4%
			Ahold Lease USA, Inc., Pass-Through Certificates:
$685,654		BB	Series 2001-A-1, 7.820% due 1/2/20	$738,364
400,000		BB	Series 2001-A-2, 8.620% due 1/2/25	435,250

				1,173,614

			TOTAL ASSET-BACKED SECURITIES (Cost — $4,707,718)	1,935,541

SHARES
COMMON STOCK (f) — 0.3%
Business Services — 0.0%
1,319			Outsourcing Solutions Inc. (j)	36,862

Food & Beverage — 0.0%
23,465			Aurora Foods Inc. (j)‡	0

Telecommunications — 0.3%
18,172			AirGate PCS, Inc.	410,233
12,078			Crown Castle International Corp.	184,914
870			McLeodUSA, Inc., Class A Shares	287
27,795			Telewest Global Inc.	341,879

				937,313

			TOTAL COMMON STOCK (Cost — $1,959,596)	974,175

PREFERRED STOCK — 0.6%
Aerospace & Defense — 0.0%
600	UNIT		Northrop Grumman Corp., 7.250% Equity Security Units (g)	61,446

Telecommunications — 0.6%
1,457			Alamosa Holdings, Inc., 7.500% Cumulative, Series B (h)	1,100,399
7,000			Crown Castle International Corp., 6.250% (f)(h)	334,250
1,500			Motorola, Inc., 7.000% Equity Security Units (g)	75,300

				1,509,949

			TOTAL PREFERRED STOCK (Cost — $774,775)	1,571,395

WARRANTS (b)(f) — 0.0%
Commercial Printing Forms — 0.0%
435			Merrill Corp., Expire 5/1/09 (j)‡	0

Internet Software/Services — 0.0%
430			Cybernet Internet Services International Inc., Expire 7/1/09 (j)‡	0
1,545			WAM!NET Inc., Expire 3/1/05 ‡	15

				15

See Notes to Financial Statements.

31        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY HIGH INCOME PORTFOLIO

SHARES	SECURITY	VALUE
Packaging/Containers — 0.0%
80	Pliant Corp., Expire 6/1/10 ‡	$1

Telecommunications — 0.0%
360	American Tower Corp., Expire 8/1/08	75,780
695	GT Group Telecom Inc., Expire 2/1/10 (j)‡	0
350	Horizon PCS Inc., Expire 10/1/10 (j)‡	0
925	Iridium World Communications Inc., Expire 7/15/05 (j)‡	9
375	IWO Holdings Inc., Expire 1/15/11 ‡	4
700	RSL Communications Ltd., Expire 11/15/06 (j)‡	0

		75,793

	TOTAL WARRANTS (Cost — $326,484)	75,809

FACE AMOUNT
REPURCHASE AGREEMENTS — 5.4%
$4,963,000	Merrill Lynch, Pierce, Fenner & Smith Inc. dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $4,963,753; (Fully collateralized by various U.S. Government Agency Obligations, zero coupon bonds due 11/2/04 to 4/29/05; Market value — $5,062,279)	4,963,000
10,000,000	UBS Securities LLC dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $10,001,533; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 8.875% due 12/7/04 to 8/6/38; Market value — $10,200,021)	10,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $14,963,000)	14,963,000

	TOTAL INVESTMENTS — 98.6% (Cost — $258,343,856**)	275,620,228
	Other Assets in Excess of Liabilities — 1.4%	3,864,066

	TOTAL NET ASSETS — 100.0%	$279,484,294

(a)	All ratings are by Standard & Poor's Rating Services, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(c)	Security is currently in default.
(d)	Variable interest rate — rate resets periodically.
(e)	Convertible bonds exchangeable for shares of common stock.
(f)	Non-income producing security.
(g)	Security is issued as an equity unit, with each unit consisting of a contract to buy common stock and senior notes.
(h)	Convertible preferred stock exchangable for shares of common stock.
(i)	Payment-in-kind for which part of the income earned may be paid as additional principal.
(j)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
**	Aggregate cost for federal income tax purposes is $259,156,284.
‡	This security has been deemed illiquid.

See Notes to Financial Statements.

32        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		SECURITY	VALUE

U.S. GOVERNMENT SECTOR — 17.5%
U.S. Treasury Obligations — 1.0%
950,000		U.S. Treasury Bonds, 5.375% due 2/15/31 (a)	$1,032,124

U.S. Government Agencies — 13.9%
		Federal Home Loan Mortgage Corp. (FHLMC):
1,127,023		6.000% due 6/1/17	1,183,731
453,758		6.000% due 11/1/33	470,507
980,340		5.000% due 5/1/34	978,875
		Federal National Mortgage Association (FNMA):
395,979		5.500% due 12/1/18-4/1/19	410,844
13,183		7.500% due 1/1/30-10/1/30	14,149
1,350,000	AUD	Sr. Notes, 6.375% due 8/15/07	1,029,851
		Government National Mortgage Association (GNMA):
1,349,965		5.500% due 8/15/19-10/15/19	1,410,460
1,394,689		6.000% due 8/15/19-2/15/24	1,471,382
276,613		6.500% due 10/15/32-11/15/32	293,093
3,623,884		6.000% due 11/15/28-7/15/33 (b)	3,776,779
997,544		4.500% due 5/15/34	976,814
296,930		5.000% due 8/20/34	297,690
2,485,121		5.500% due 7/15/34-10/15/34	2,547,394

			14,861,569

U.S. Government Agency Collateralized Mortgage Obligations — 2.6%
		Federal Home Loan Mortgage Corp. (FHLMC):
		Interest-Only Strips:
577,966		Series 216, Class IO, 6.000% due 1/1/32	107,897
377,725		Series 2448, Class SM, 6.130% due 3/15/32 (c)	37,909
38,145		Series 2478, Class SY, 6.280% due 3/15/21 (c)	2,393
256,700		Series 2515, Class IG, 5.500% due 3/15/32	61,565
399,384		Series 2579, Class GS, 5.780% due 1/15/17 (c)	37,939
		Principal-Only Strips:
81,483		Series 215, Class PO, zero coupon due 6/1/31	74,870
59,613		Series 2235, Class PO, zero coupon due 6/15/30	52,006
		Federal National Mortgage Association (FNMA):
		Interest-Only Strips:
218,777		Series 318, Class 2, 6.000% due 1/1/32	42,104
142,152		Series 322, Class 2, 6.000% due 4/1/32	26,786
758,478		Series 329, Class 2, 5.500% due 1/1/33	158,720
170,029		Series 332, Class 2, 6.000% due 2/1/33	33,159
62,726		Series 2001-74, Class MI, 6.000% due 12/25/15	5,136
349,997		Series 2002-9, Class MS, 6.168% due 3/25/32 (c)	36,061
147,485		Series 2002-52, Class SL, 6.068% due 9/25/32 (c)	14,272
162,663		Series 2002-63, Class SN, 6.068% due 10/25/32 (c)	16,149
775,665		Series 2003-23, Class AI, 5.000% due 3/25/17	105,708

See Notes to Financial Statements.

33        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		SECURITY	VALUE

U.S. Government Agency Collateralized Mortgage Obligations — 2.6% (continued)
188,945		Series 2003-26, Class IG, 6.000% due 4/25/33	$32,917
1,261,100		Series 2003-34, Class ES, 5.068% due 2/25/33 (c)	99,711
525,233		Series 2003-34, Class SG, 5.068% due 2/25/33 (c)	41,620
1,529,678		Series 2003-34, Class SP, 5.168% due 1/25/32 (c)	145,250
623,704		Series 2003-49, Class TS, 5.768% due 3/25/18 (c)	79,428
		Pass-Through Certificates:
61,758		Series 2002-14, Class A2, 7.500% due 1/25/42	67,007
515,374		Series 2003-W3, Class 1A3, 7.500% due 8/25/42	559,181
36,058		Principal-Only Strips, Series 1999-51, Class N, zero coupon due 9/17/29	32,406
		Federal National Mortgage Association (FNMA) Grantor Trust:
		Pass-Through Certificates:
63,100		Series 1999-T2, Class A1, 7.500% due 1/19/39	68,303
31,802		Series 2000-T6, Class A1, 7.500% due 6/25/30	34,505
152,209		Series 2001-T1, Class A1, 7.500% due 10/25/40	164,405
51,040		Series 2001-T3, Class A1, 7.500% due 11/25/40	55,378
149,114		Series 2001-T4, Class A1, 7.500% due 7/25/41	161,169
335,372		Series 2001-T7, Class A1, 7.500% due 2/25/41	362,505
9,431		Series 2001-T10, Class A1, 7.000% due 12/25/41	10,052
85,393		Series 2001-T10, Class A2, 7.500% due 12/25/41	92,350
769		Series 2002-T1, Class A2, 7.000% due 11/25/31	822
85,670		Government National Mortgage Association (GNMA), Interest-Only Strips, Series 2001-43, Class SJ, 5.690% due 1/20/29 (c)	1,949

			2,821,632

		TOTAL U.S. GOVERNMENT SECTOR (Cost — $19,127,368)	18,715,325

	RATING(d)
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
70,000	BB+	CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class H, 6.122% due 4/15/37 (e)	70,609
660,000	BBB-	Global Signal Trust, Series 2004-1A, Class E, 5.395% due 1/15/34 (e)	654,102
		iStar Asset Receivables Trust:
		Series 2003-1A:
36,297	AAA	Class A2, 2.309% due 8/28/22 (c)(e)	36,322
31,760	A+	Class E, 2.983% due 8/28/22 (c)(e)	31,796
27,223	A	Class F, 3.033% due 8/28/22 (c)(e)	27,253
26,068	AAA	Rural Housing Trust, Series 1987-1, Class D, 6.330% due 4/1/26	26,103

See Notes to Financial Statements.

34        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†	RATING(d)	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8% (continued)
1,045	BBB-	Sasco ARC Net Interest Margin Notes, Series 2002-BC10, Class A, 7.750% due 1/27/33 (e)	$1,046
47,128	BB+**	Sasco Net Interest Margin Trust, Series 2003-BC1, Class B, zero coupon due 5/27/33 (e)(f )	30,633

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $871,147)	877,864

ASSET-BACKED SECURITIES — 7.1%
		Ameriquest Mortgage Securities Inc.:
59,000	BBB-	Series 2002-4, Class M4, 5.683% due 2/25/33 (c)	59,831
61,000	BBB-	Series 2003-1, Class M4, 5.013% due 2/25/33 (c)	62,101
61,000	BBB-	Series 2003-2, Class M4, 5.013% due 3/25/33 (c)	62,129
25,000	BBB	Series 2003-AR3, Class M5, 5.683% due 10/25/33 (c)	26,434
		Asset Backed Funding Corp., Mortgage Loan Asset-Backed Certificates, Series 2003-WF1:
66,000	BBB	Class M3, 4.983% due 12/25/32 (c)	68,920
25,000	BBB-	Class M4, 5.183% due 12/25/32 (c)	24,688
		Asset Backed Securities Corp., Home Equity Loan Trust:
56,000	BBB-	Series 2003-HE1, Class M4, 6.370% due 1/15/33 (c)	53,478
123,000	BBB	Series 2003-HE2, Class M4, 5.720% due 4/15/33 (c)	126,264
2,593,000	BBB-	Series 2003-HE3, Class M5, 5.870% due 6/15/33 (b)(c)	2,528,968
334,000	BBB	Bank One Issuance Trust, Series 2002-C1, Class C1, 2.870% due 12/15/09 (c)	338,228
92,171	A	Bayview Financial Acquisition Trust, Series 2001-DA, Class M3, 2.850% due 11/25/31 (c)(e)	92,377
50,000	BBB-	CDC Mortgage Capital Trust, Series 2003-HE2, Class B3, 5.683% due 10/25/33 (c)	45,374
		Conseco Finance Securitizations Corp.:
36,030	CCC	Series 2000-2, Class A4, 8.480% due 12/1/30	37,916
220,000	CCC-	Series 2000-6, Class M2, 8.200% due 9/1/32 #	11,481
5,000	B-	Series 2001-3, Class A4, 6.910% due 5/1/33	4,976
4,000	B-	Series 2001-4, Class A4, 7.360% due 9/1/33	4,272
196,000	CC	Series 2001-4, Class B1, 9.400% due 9/1/33	17,762
418,150	BB+	Series 2002-1, Class A, 6.681% due 12/1/32	440,409
250,000	BBB-	Consumer Credit Reference Index Securities Program, Series 2002-1A, Class A, 3.919% due 3/22/07 (c)(e)	253,449
188,000	B+	Green Tree Financial Corp., Series 1999-5, Class A5, 7.860% due 3/1/30	176,234
27,882	D	Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2, 7.100% due 1/15/21	27,939
335,493	BB	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.450% due 6/20/31	333,722

See Notes to Financial Statements.

35        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†	RATING(d)	SECURITY	VALUE

ASSET-BACKED SECURITIES — 7.1% (continued)
50,000	Baa3*	GSAMP Trust, Series 2003-FM1, Class B3, 6.410% due 3/20/33 (c)	$47,730
21,009	BBB**	Home Equity Asset Trust, Series 2002-5N, Class A, 8.000% 6/27/33 (e)	21,114
215,000	BBB-	LNR CDO Ltd., Series 2002-1A, Class FFL, 4.683% due 7/24/37 (c)(e)	210,399
250,000	BB+	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B1, 5.183% due 3/25/32 (c)	150,156
50,000	BBB-	MASTR Asset Backed Securities Trust, Series 2003-OPT1, Class MV5, 5.433% due 12/25/32 (c)	50,295
104,000	BBB-	Merrill Lynch Mortgage Investors, Inc., Series 2003-WMC1, Class B2, 4.933% due 11/25/33 (c)	99,873
94,330	BBB	Mid-State Trust, Series 10, Class B, 7.540% due 2/15/36	94,229
54,000	BBB-	Morgan Stanley ABS Capital I Inc., Series 2002-NC6, Class B2, 5.683% due 11/25/32 (c)	51,432
		Morgan Stanley Dean Witter Capital I Inc.:
54,000	BBB-	Series 2001-AM1, Class B1, 4.133% due 2/25/32 (c)	54,246
107,526	BBB-	Series 2001-NC3, Class B1, 4.383% due 10/25/31 (c)	106,934
316,000	BBB-	Series 2001-NC4, Class B1, 4.433% due 1/25/32 (c)	311,817
115,000	BBB-	Series 2002-AM2, Class B1, 4.183% due 5/25/32 (c)	112,441
58,000	BBB-	Series 2002-AM3, Class B2, 5.683% due 2/25/33 (c)	59,551
59,000	BBB-	Series 2002-NC5, Class B2, 5.183% due 10/25/32 (c)	60,185
59,000	BBB-	Series 2003-NC2, Class B2, 5.683% due 2/25/33 (c)	60,090
58,000	BBB-	Series 2003-NC3, Class B3, 5.683% due 3/25/33 (c)	59,128
4,004	BBB+	Option One Mortgage Securities Corp., Series 2003-2B, Class N1, 7.630% due 4/26/33 (e)	4,004
50,859	BBB-	Pass-Through Amortizing Credit Card Trust, Series 2002-1A, Class A4FL, 7.389% due 6/18/12 (c)(e)	51,113
872,727	BBB-	PF Export Receivables Master Trust, Notes, Series A, 6.436% due 6/1/15 (e)	879,565
31,344	Baa3*	Sail Net Interest Margin Notes, Series 2003-BC1A, Class A, 7.750% due 1/27/33 (e)(f)	31,030
		Structured Asset Investment Loan Trust:
146,000	BBB+	Series 2003-BC1, Class M3, 4.933% due 1/25/33 (c)	150,051
618,910	AAA	Series 2003-BC2, Class AIO, Interest Only 6.000% due 3/25/05	14,760
100,000	BB	TIAA Commercial Real Estate Securitization, Series 2002-1A, Class IV, 6.840% due 5/22/37 (e)	80,541

		TOTAL ASSET-BACKED SECURITIES (Cost $7,563,985)	7,557,636

See Notes to Financial Statements.

36        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†	RATING(d)	SECURITY	VALUE

MUNICIPAL BONDS — 1.6%
Louisiana — 0.3%
300,000	BBB	Tobacco Settlement Financing Corp., LA Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875% due 5/15/39	$263,235

Minnesota — 0.4%
500,000	NR	Minneapolis & St. Paul Metropolitan Airports Commission, Special Facilities Revenue, Northwest Airlines Project, Series A, 7.000% due 4/1/25	413,680

New Jersey — 0.6%
300,000	B	New Jersey Economic Development Authority, Special Facilities Revenue, (Continental Airlines Inc. Project), 6.250% due 9/15/29	218,331
440,000	BBB	Tobacco Settlement Financing Corp., NJ Tobacco Settlement Asset-Backed Bonds, 7.000% due 6/1/41	443,062

			661,393

Rhode Island — 0.1%
150,000	BBB	Tobacco Settlement Financing Corp., RI Tobacco Settlement Asset-Backed Bonds, Series A, 6.250% due 6/1/42	134,588

Washington — 0.2%
220,000	BBB	Tobacco Settlement Authority, WA Tobacco Settlement Asset-Backed Bonds, 6.625% due 6/1/32	212,566

		TOTAL MUNICIPAL BONDS (Cost $1,621,579)	1,685,462

HIGH-YIELD SECTOR — 55.4%

CORPORATE BONDS AND NOTES — 53.4%
Aerospace/Defense — 1.7%
425,000	B	DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13	448,375
620,000	CCC+	Hexcel Corp, Sr. Sub. Notes, 9.750% due 1/15/09	655,650
		L-3 Communications Corp., Sr. Sub. Notes:
500,000	BB-	6.125% due 7/15/13	521,250
100,000	BB-	Series B, 8.000% due 8/1/08	103,500
50,000	B	Titan Corp., Notes, 8.000% due 5/15/11	53,000

			1,781,775

Airlines — 1.0%
		AMR Corp., Debentures:
160,000	CCC	9.000% due 8/1/12 (a)	98,400
400,000	CCC	9.800% due 10/1/21	222,000
180,000	CCC+	Calair LLC/Calair Capital Corp., Sr. Notes, 8.125% due 4/1/08	144,900
		Continental Airlines, Inc.:
300,000	CCC+	Notes, 8.000% due 12/15/05 (a)	277,500
60,000	B	Pass-Through Certificates, Series D, 7.568% due 12/1/06	42,922

See Notes to Financial Statements.

37        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Airlines — 1.0% (continued)
			Northwest Airlines, Inc., Notes:
120,000		CCC+	7.625% due 3/15/05	$119,400
145,000		CCC+	9.875% due 3/15/07	112,375
109,000		NR	United Airlines, Inc., Debentures, 9.125% due 1/15/12 (g)	6,813

				1,024,310

Automotive — 1.1%
550,000		B	Asbury Automotive Group, Sr. Sub. Notes,
			8.000% due 3/15/14	539,000
15,000	EUR	BB	Dana Corp., Notes, 9.000% due 8/15/11	22,755
45,000	EUR	BBB-	Lear Corp., Sr. Notes, 8.125% due 4/1/08	65,311
575,000		B+	United Rentals (North America), Inc., 7.750% due 11/15/13 (a)	559,188

				1,186,254

Broadcasting — 0.0%
20,000		NR	Pegasus Communications Corp., Sr. Notes, Series B, 9.750% due 12/1/06 (g)	13,000

Building/Construction — 3.4%
465,000		B+	Ainsworth Lumber, Sr. Notes. 6.750% due 3/15/14 (a)	448,725
9,825,000	NOK	NR	Aker Kvaerner ASA, Sub. Notes, step bond to yield 18.695% due 10/30/11	1,144,944
56,000		B-	Atrium Cos., Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09	59,080
85,000		BB	Beazer Homes USA, Inc., Sr. Notes, 8.625% due 5/15/11	93,500
			K. Hovnanian Enterprises, Inc.:
100,000		BB	Sr. Notes, 8.000% due 4/1/12	111,500
30,000		B+	Sr. Sub. Notes, 7.750% due 5/15/13 (a)	32,550
15,000	EUR	B	Manitowoc Co., Inc., Sr. Sub. Notes, 10.375% due 5/15/11 #	21,417
500,000		B+	North American Energy Partners Inc., Sr. Notes, 8.750% due 12/1/11	486,250
			Owens Corning:
11,000		NR	Bonds, 7.500% due 8/1/18 (g)	5,445
137,000		NR	Notes, 7.500% due 5/1/05 (g)	67,815
66,000		BB-	Schuler Homes, Notes, 10.500% due 7/15/11 (a)	76,230
1,000,000		B	Ship Finance International Ltd., Sr. Notes, 8.500% due 12/15/13	1,020,000
			Technical Olympic USA, Inc.:
20,000		B+	Sr. Notes, 9.000% due 7/1/10	21,900
20,000		B-	Sr. Sub. Notes, 10.375% due 7/1/12	22,600
60,000		B+	WCI Communities, Inc., Sr. Sub. Notes, 9.125% due 5/1/12 (a)	66,900

				3,678,856

Business Services — 2.1%
450,000		B-	Cornell Cos., Inc., Sr. Notes, 10.750% due 7/1/12	471,375
56,901		B	JSG Funding plc, Sub. Notes, 15.500% due 10/1/13 (h)	67,428

See Notes to Financial Statements.

38        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Business Services — 2.1% (continued)
80,000		B	Lamar Media Corp., Sr. Sub. Notes, 7.250% due 1/1/13	$87,200
850,000		BBB-	Odyssey Re Holdings Corp., Notes, 7.650% due 11/1/13	927,573
			R.H. Donnelley Financial Corp:
77,000		BB	Sr. Notes, 8.875% due 12/15/10 (e)	87,780
159,000		B+	Sr. Sub. Notes, 10.875% due 12/15/12 (e)	195,173
			Xerox Corp., Sr. Notes:
100,000		B+	9.750% due 1/15/09	117,750
35,000	EUR	B+	9.750% due 1/15/09	52,984
245,000		B+	7.125% due 6/15/10	266,437

				2,273,700

Cable — 1.6%
47,000		BB-	CSC Holdings Inc., Sr. Notes, 7.875% due 12/15/07	50,877
			Kabel Deutschland GmbH, Notes:
300,000		B	10.625% due 7/1/14 (e)	337,500
250,000	EUR	B	10.750% due 7/1/14 (e)	363,487
9,744		NR	KNOLOGY Holdings, Inc., Sr. Notes, 12.000% due 11/30/09 (e)(h)	9,208
705,000	EUR	B-	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (e)	945,917
20,000		B+	Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15	22,700

				1,729,689

Chemicals — 3.9%
150,000		B+	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	165,750
10,000		BB-	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	11,300
815,000		BBB-	Basell Finance Co. B.V., Notes, 8.100% due 3/15/27 (e)	713,125
120,000		A-	Dow Chemical Co., Sr. Notes, 5.750% due 11/15/09 (a)	129,069
338,000		BB-	Hercules Inc., Sr. Notes, 11.125% due 11/15/07	410,670
50,000		B	Huntsman Advanced Materials LLC, Sr. Notes, 11.000% due 7/15/10 (e)	58,000
235,000		CCC+	Huntsman ICI Chemicals LLC, Sr. Discount Notes, zero coupon bond to yield 20.193% due 12/31/09	128,662
495,000	EUR	CCC+	Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09	668,887
205,000		BB-	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	229,600
35,000		B+	ISP Holdings, Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09	38,850

See Notes to Financial Statements.

39        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Chemicals — 3.9% (continued)
30,000		B+	Lyondell Chemical Co., Sr. Secured Notes, 9.500% due 12/15/08	$32,850
335,000		BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	393,625
30,000		BB-	Millennium America, Inc., Sr. Notes, 9.250% due 6/15/08 (e)	33,600
349,000		B-	OM Group, Inc., Notes, 9.250% due 12/15/11	366,886
			Rhodia S.A.:
500,000	EUR	CCC+	Sr. Notes, 8.000% due 6/1/10	627,839
120,000	EUR	Caa1*	Sr. Sub. Notes, 9.250% due 6/1/11	143,797
27,275		NR	Sterling Chemicals Inc., Sr. Secured Notes, 10.000% due 12/19/07 (h)	26,866

				4,179,376

Consumer Products & Services — 1.4%
500,000		BBB-	Bausch & Lomb Inc., Debentures, 7.125% due 8/1/28	537,134
			Derby Cycle Corp., Sr. Notes:
163,739	EUR	NR	9.375% due 5/15/08 (f)(g)	1,868
136,116		NR	10.000% due 5/15/08 (f)(g)#	5,240
1,010,000		BBB	Glencore Funding LLC, Notes, 6.000% due 4/15/14 (e)	960,556

				1,504,798

Electronics — 0.2%
120,000		B1*	Legrand Holding S.A., Sr. Notes, 10.500% due 2/15/13	141,000
20,000		B+	Legrand S.A., Debentures, 8.500% due 2/15/25	23,050

				164,050

Energy — 6.2%
1,000,000		B-	Baytex Energy Ltd., Sr. Sub. Notes, 9.625% due 7/15/10	1,090,000
500,000		BB	Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07	529,250
365,000		B	Comstock Resources, Inc., Sr. Notes, 6.875% due 3/1/12	379,600
760,000		BBB-	FPL Energy American Wind, LLC, Sr. Secured Notes, 6.639% due 6/20/23 (e)	809,813
250,000		BBB-	Gazprom International S.A., Notes, 7.201% due 2/1/20 (e)	263,125
850,000		A-	Illinois Power Co., New Mortgage Bonds, 7.500% due 6/15/09	975,576
480,000		BB-	Newfield Exploration Co., Sr. Sub. Notes, 6.625% due 9/1/14 (e)	517,200
849,037		NR	Ormat Funding Corp., Sr. Secured Notes, 8.250% due 12/30/20 (e)	849,037
500,000		B	Paramount Resources Ltd, Sr. Notes, 7.875% due 11/1/10	552,500
39,000		B-	Parker Drilling Co., Sr. Notes, Series B, 10.125% due 11/15/09	41,194

See Notes to Financial Statements.

40        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Energy — 6.2% (continued)
17,000		BBB-	Pioneer Natural Resources Co., Sr. Notes, 6.500% due 1/15/08	$18,481
65,000		BB-	SEMCO Energy, Inc., Sr. Notes, 7.750% due 5/15/13	70,363
60,000		NR	Seven Seas Petroleum Inc., Sr. Notes, Series B, 12.500% due 5/15/05 (f)(g)#	1,200
80,000		B+	Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11	87,200
70,000		B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	79,450
99,337		B	Tiverton Power Associates LP/Rumford Power Associates L.P., Pass-Through Certificates, 9.000% due 7/15/18 (a)(e)	71,026
110,000		BB-	Westar Energy Inc., Sr. Notes, 7.125% due 8/1/09	123,180
			The Williams Cos. Inc., Notes:
50,000		B+	6.500% due 12/1/08	52,750
40,000		B+	Series A, 6.750% due 1/15/06 (c)	41,800
30,000		BBB-	XTO Energy, Inc., Sr. Notes, 6.250% due 4/15/13	33,200

				6,585,945

Entertainment — 0.1%
65,000		BBB-	Capitol Records, Inc., Notes, 8.375% due 8/15/09 (e)	72,548
20,000	GBP	BBB-	EMI Group PLC., Notes, 9.750% due 5/20/08	39,669

				112,217

Environmental Services — 1.3%
370,000		BB-	Allied Waste Industries, Inc., Debentures, 7.400% due 9/15/35	317,275
			Allied Waste North America, Inc.:
			Sr. Notes, Series B:
52,000		BB-	8.875% due 4/1/08	55,380
223,000		BB-	9.250% due 9/1/12 (a)	241,955
156,000		BB-	Sr. Sub. Notes, Series B, 8.500% due 12/1/08	164,580
475,000		B	Clean Harbors, Inc., Secured Notes, 11.250% due 7/15/12 (e)	510,625
83,000		B-	IESI Corp., Sr. Sub. Notes, 10.250% due 6/15/12	90,055

				1,379,870

Financial Services — 7.1%
1,000,000		BB	Allmerica Financial Corp., Sr. Debentures, 7.625% due 10/15/25	1,027,956
20,000		BB	Arch Western Finance LLC, Sr. Notes, 6.750% due 7/1/13	21,350
			BCP Caylux Holdings Luxembourg S.C.A., Sr. Sub. Notes:
100,000		B-	9.625% due 6/15/14 (e)	112,500
500,000	EUR	B-	10.375% due 6/15/14 (e)	720,262
500,000		B	Dollar Financial Group, Notes, 9.750% due 11/15/11	536,250
625,000		B+	E*Trade Financial Corp., Sr. Notes, 8.000% due 6/15/11 (e)	662,500
500,000		B+	Halyk Savings Bank of Kazakhstan, Notes, 8.125% due 10/7/09 (e)	516,250
760,000		BBB-	Kingsway America, Inc., Sr. Notes, 7.500% due 2/1/14	788,723

See Notes to Financial Statements.

41        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Financial Services — 7.1% (continued)
250,000		BB	Ohio Casualty Corp., Notes, 7.300% due 6/15/14	$265,861
573,938		BBB	Power Receivables Finance LLC, Sr. Notes, 6.290% due 1/1/12 (e)	604,939
1,000,000		B+	Presidential Life Corp., Sr. Notes, 7.875% due 2/15/09	1,005,000
500,000		BB+	Provident Companies Inc., Sr. Notes, 7.000% due 7/15/18	465,991
700,000		B	Refco Finance Holdings, Notes, 9.000% due 8/1/12 (e)	759,500
90,000		BB-	Western Financial Bank, Sub. Debentures, 9.625% due 5/15/12	103,050

				7,590,132

Food & Beverage — 1.9%
26,000	EUR	B	BSN Financing Co., S.A., Sr. Notes, 10.250% due 8/1/09	35,548
1,000,000		B+	Burns Philp Capital Pty Ltd., Sr. Sub. Notes, Series B, 9.750% due 7/15/12	1,105,000
600,000		BBB-	Companhia Brasileira de Bebida, Notes, 8.750% due 9/15/13	685,227
120,000		CCC	Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07 (a)	120,000
10,000		CCC	Eagle Family Foods, Inc., Sr. Sub. Notes, Series B, 8.750% due 1/15/08	7,650
40,000		B	TravelCenters of America Inc., Sr. Sub. Notes, 12.750% due 5/1/09	46,600
190,660		NR	Vlasic Foods International, Sr. Sub. Notes, Series B, 10.250% due 7/1/09 (f)(g)#	17,159

				2,017,184

Healthcare — 1.4%
475,000		B-	Curative Health Services Inc., Sr. Notes, 10.750% due 5/1/11	425,125
			HCA Inc.:
			Debentures:
10,000		BB+	7.190% due 11/15/15	10,533
50,000		BB+	8.360% due 4/15/24	53,904
			Notes:
700,000		BB+	6.300% due 10/1/12	709,658
50,000		BB+	7.690% due 6/15/25	50,641
135,000		B-	Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.750% due 2/15/12 (e)	139,725
330,000		NR	Multicare Cos., Inc., Sr. Sub. Notes, 9.000% due 8/1/07 (f )(g)#	2,310
125,000		B-	Province Healthcare Co., Sr. Sub. Notes, 7.500% due 6/1/13	141,875

				1,533,771

See Notes to Financial Statements.

42        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Hotel/Casino — 0.5%
500,000		B+	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (e)	$545,000

Industrial Goods & Services — 1.7%
20,000	EUR	B	Flowserve Finance B.V., Sr. Sub. Notes, 12.250% due 8/15/10	28,683
350,000		B-	IMCO Recycling Escrow Inc., Sr. Notes, 9.000% due 11/15/14 (e)	359,888
250,000		BBB	Magellan Midstream Partners, L.P., Notes, 6.450% due 6/1/14	273,613
500,000		BB-	The Shaw Group Inc., Sr. Notes, 10.750% due 3/15/10	536,250
650,000		B+	Sun Sage B.V., Bonds, 8.250% due 3/26/09 (e)	669,500

				1,867,934

Manufacturing — 0.1%
			Invensys PLC:
35,000	EUR	B-	Medium-Term Notes, Series E, 5.500% due 4/1/05	45,696
25,000		B-	Sr. Notes, 6.500% due 1/15/10 (e)	23,250
10,000		BBB-	Louisiana Pacific Corp., Sr. Notes, 8.875% due 8/15/10	12,000

				80,946

Metals/Mining — 3.7%
675,000		BB-	CSN Islands VIII Corp., Sr. Notes, 9.750% due 12/16/13 (e)	688,500
			Compass Minerals International, Inc., Series B:
60,000		B-	Sr. Discount Notes, step bond to yield 12.491% due 12/15/12	50,700
90,000		B-	Sr. Sub. Discount Notes, step bond to yield 11.994% due 6/1/13	71,550
8,029		NR	Doe Run Resources Corp., Notes, Series AI, 11.750% due 11/1/08 (h)	6,945
113,000		B-	Earle M. Jorgensen Co., Secured Notes, 9.750% due 6/1/12	125,995
400,000		B	Freeport-McMoRan Copper & Gold Inc., Sr. Notes, 10.125% due 2/1/10	451,000
700,000		BBB	Ispat Inland ULC, Secured Notes, 8.756% due 4/1/10 (c)	771,750
500,000		BBB	Kennametal Inc., Sr. Notes, 7.200% due 6/15/12	557,073
155,000		B+	Steel Dynamics, Inc., Sr. Notes, 9.500% due 3/15/09 (a)	172,244
84,000		B	Trimas Corp., Sr. Sub. Notes, 9.875% due 6/15/12	86,520
1,000,000		Ba1*	Vale Overseas Limited, Notes, 8.250% due 1/17/34	982,500
			Wheeling-Pittsburgh Corp., Sr. Notes:
4,197		NR	6.000% due 7/30/10	3,085
8,165		NR	5.000% due 7/30/11	6,001

				3,973,863

See Notes to Financial Statements.

43        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Packaging/Containers — 0.8%
			Crown Euro Holdings, S.A., Secured 2nd Lien Notes:
200,000		B+	9.500% due 3/1/11	$229,000
400,000	EUR	B+	10.250% due 3/1/11	588,957
30,000		B	10.875% due 3/1/13	35,775

				853,732

Paper/Forestry Products — 1.4%
1,000		BB	Abitibi Consolidated Inc., Notes, 7.875% due 8/1/09	1,070
950,000		BB	Bowater Inc., Sr. Notes, 6.500% due 6/15/13 (a)	957,206
500,000		BB-	Sino-Forest Corp., Sr. Notes, 9.125% due 8/17/11 (e)	521,250
20,000		BB-	Tembec Industries Inc., Sr. Notes, 7.750% due 3/15/12	19,700

				1,499,226

Publishing — 0.0%
709		B-	Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (e)(h)	869

Real Estate — 1.1%
470,000		B+	B.F. Saul REIT, Sr. Secured Notes, 7.500% due 3/1/14	482,925
150,000		B	Crescent Real Estate Equities, LP, Sr. Notes, 9.250% due 4/15/09	163,500
500,000		BBB-	Hospitality Properties Trust, Notes, 6.750% due 2/15/13 (a)	546,684

				1,193,109

Retail — 1.3%
340,000		CCC+	Duane Reade Inc., Sr. Sub. Notes, 9.750% due 8/1/11 (e)	328,100
			J.C. Penney Co., Inc., Debentures:
26,000		BB+	7.650% due 8/15/16	29,640
130,000		BB+	7.950% due 4/1/17 (a)	151,125
450,000		BB+	7.125% due 11/15/23 (a)	482,625
350,000		BB	Toys ‘R’ Us, Inc., Notes, 7.375% due 10/15/18	327,250
85,000		B	United Auto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12	94,988

				1,413,728

Technology — 0.0%
440,000		NR	Cybernet Internet Services International, Inc., Convertible Sr. Discount Notes, 13.000% due 8/15/09 (e)(f )#	440
21,444		NR	Globix Corp., Sr. Notes, 11.000% due 5/1/08 (h)	19,192
138,403		NR	Verado Holdings, Inc., Sr. Discount Notes, 13.000% due 4/15/08 (g)#	14

				19,646

See Notes to Financial Statements.

44        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†		RATING(d)	SECURITY	VALUE

Telecommunications — 6.5%
			Alamosa Delaware, Inc.:
400,000		CCC	Sr. Discount Notes, step bond to yield 10.811% due 7/31/09	$428,000
			Sr. Notes:
90,000		CCC	11.000% due 7/31/10	105,750
200,000		CCC	8.500% due 1/31/12 (a)	213,000
181,592		NR	COLO.COM Inc., Sr. Notes, 13.875% due 3/15/10 (e)(g)#	18
			Colt Telecom Group PLC, Sr. Notes:
30,000	GBP	B-	10.125% due 11/30/07	53,662
15,000	EUR	B-	7.625% due 12/15/09	18,309
700,000		BB+	Corning Inc., Notes, 5.900% due 3/15/14	699,518
500,000		B+	GCI, Inc., Sr. Notes, 7.250% due 2/15/14	497,500
495,000		B+	Innova S. de R.L., Notes, 9.375% due 9/19/13 (a)	553,162
15,000		B+	Insight Midwest LP/Insight Capital Inc., Sr. Notes, 9.750% due 10/1/09 (a)	15,844
73,000		Ca*	IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11 (g)	32,485
400,000		BB-	L3 Communications Corp., Sr. Sub. Notes, 6.125% due 1/15/14	416,000
			MCI, Inc., Sr. Notes:
19,000		NR	5.908% due 5/1/07	19,000
19,000		NR	6.688% due 5/1/09	18,786
16,000		NR	7.735% due 5/1/14	15,460
575,000		CCC+	MetroPCS Inc., Sr. Notes, 10.750% due 10/1/11 (a)	600,875
500,000		B-	MobiFon Holdings B.V., Sr. Notes, 12.500% due 7/31/10	595,000
360,000		BB-	Mobile TeleSystems, Notes, 8.375% due 10/14/10 (a)(e)	369,900
10,000		B+	Rogers Communications Inc., Convertible Sr. Debentures, 2.000% due 11/26/05	9,688
585,000		B-	Syniverse Technologies Inc., Sr. Sub. Notes, Series B, 12.750% due 2/1/09 (a)	658,125
700,000		Baa3*	Tele Norte Celular Participacoes S.A., Sr. Notes, 8.000% due 12/18/13 (e)	696,500
21,000		A	TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625% due 7/15/10	23,205
21,909		NR	Telex Communications Intermediate Holdings, Inc., Sr. Sub. Notes, zero coupon due 1/15/09 (c)(f)(h)	14,350
800,000		CCC	UbiquiTel Operating Co., Sr. Notes, 9.875% due 3/1/11 (a)	870,000

				6,924,137

Textiles/Apparel — 0.2%
140,000		B+	INVISTA, Notes, 9.125% due 5/1/12 (e)	154,700

Transportation — 0.4%
375,000		B	Atlantic Express Transportation Corp., Sr. Secured Notes, 12.000% due 4/15/08 (e)(i)	373,594
60,000		BB-	Hornbeck Offshore Services, Inc., Sr. Notes, 10.625% due 8/1/08	66,450

				440,044

See Notes to Financial Statements.

45        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT†	RATING(d)	SECURITY	VALUE

Utilities — 1.3%
		The AES Corp.:
14,797	BB	Secured Notes, 10.000% due 7/15/05 (e)	$15,019
7,000	B-	Sr. Notes, 8.750% due 6/15/08	7,753
30,000	CCC	Mission Energy Holding Co., Sr. Secured Notes, 13.500% due 7/15/08	38,175
350,000	BB-	MSW Energy Holdings II LLC/MSW Energy Finance Co. II, Inc., Sr. Secured Notes, Series B, 7.375% due 9/1/10	369,250
29	BBB	Northeast Utilities, Notes, Series A, 8.580% due 12/1/06	31
		Reliant Resources, Inc., Sr. Secured Notes:
200,000	B	9.250% due 7/15/10	223,000
470,000	B	9.500% due 7/15/13	531,100
5,000	BB+	Sierra Pacific Power Co., General and Refunding Mortgage Bonds, Series A, 8.000% due 6/1/08	5,525
		Southern California Edison Co.:
160,000	BBB	First and Refunding Mortgage Notes, 8.000% due 2/15/07	177,015
20,000	BBB-	Notes, 6.375% due 1/15/06	20,840

			1,387,708

		TOTAL CORPORATE BONDS AND NOTES (Cost — $54,913,468)	57,109,569

LOAN PARTICIPATIONS (j) — 1.4%
360,000	BBB-	Empresa Electrica Guacolda S.A., Sr. Notes, 8.625% due 4/30/13 (CS First Boston) (e)	407,864
900,000	BB-	Gaz Capital S.A., 8.625% due 4/28/34 (CS First Boston / Deutsche Bank) (e)	1,005,750
36,164	B2*	Olympus Cable Holdings LLC, Term Loans, Tranche B, 4.802% due 9/30/10 (First Union Securities, Inc. / The Bank of Nova Scotia) (c)	35,667

		TOTAL LOAN PARTICIPATIONS (Cost — $1,318,028)	1,449,281

SHARES
COMMON STOCK — 0.3%
Airlines — 0.0%
25		US Airways Group, Inc., Class A Shares (k)	25

Business Services — 0.0%
200		Outsourcing Solutions Inc. (f )(k)	5,599

Cable — 0.0%
49		KNOLOGY, Inc. (k)#	147

Chemicals — 0.0%
35		Sterling Chemicals, Inc. (k)	861

See Notes to Financial Statements.

46        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

SHARES	SECURITY	VALUE

Consumer Products and Services — 0.0%
20,000	Loewen Group, Inc. (f)(k)	$2

Financial Services — 0.1%
150,000	Amresco Inc., Liquidating Trust Shares (f)(k)	11,100
5,666	Conseco, Inc. (a)(k)	94,962
845,262	Contifinancial Corp. Liquidating Trust, Units of Interest (k)#	12,679

		118,741

Food & Beverage — 0.0%
308	Archibald Candy Corp. (f)(k)#	878
22	PSF Group Holdings Inc. LLC, Class A Shares (f)(k)	38,553

		39,431

Industrial Goods & Services — 0.0%
33	AGY Holdings Corp (f)(k)	1,945
136	Polymer Group Inc., Class A Shares (a)(k)	1,671

		3,616

Technology — 0.0%
83	Comdisco Holding Co., Inc. (a)(k)	1,847

Telecommunications — 0.2%
3	Arch Wireless Inc., Class A Shares (a)(k)	86
563	Birch Telecom, Inc. (f)(k)	1,948
10	Covad Communications Group Inc. (a)(k)	15
35	Cincinnati Bell Inc. (a)(k)	119
15,125	Dobson Communications Corp, Class A Shares (k)	20,116
5,414	iPCS, Inc. (k)	108,551
9	Leucadia National Corp. (a)	532
1	MCI, Inc. (a)(k)	17
1	Metrocall Holdings Inc. (a)(k)	65
666	Microcell Telecommunications Inc., Class B Shares (k)	18,802

		150,251

	TOTAL COMMON STOCK (Cost — $753,462)	320,520

PREFERRED STOCK — 0.3%
Airlines — 0.0%
15	US Airways Group, Inc., Class A (f)(k)	0

Broadcasting — 0.0%
1	PTV, Inc., 10.000% Cumulative, Series A (a)	6

Food & Beverage — 0.1%
3,000	Doane Pet Care Co., 14.250% Sr. Exchangeable	144,750

Metals/Mining — 0.0%
180	Weirton Steel Corp., zero coupon Convertible, Series C (k)#	92

See Notes to Financial Statements.

47        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

SHARES	SECURITY	VALUE

Telecommunications — 0.2%
235	Dobson Communications Corp., 6.000% Convertible, Series F (e)#	$11,855
3,246	Rural Cellular Corp., 12.250% Jr. Exchangeable (h)	192,325
1,417	Telex Communications, Inc., Variable Rate Convertible, Series B (c)#	14

		204,194

	TOTAL PREFERRED STOCK (Cost — $788,874)	349,042

WARRANTS
WARRANTS (k) — 0.0%
Airlines — 0.0%
15	US Airways Group, Inc., Class A1, Expire 4/1/10 (f)	0

Broadcasting — 0.0%
100	XM Satellite Radio Holdings Inc., Expire 3/15/10 (e)	6,100

Building/Construction — 0.0%
210	Dayton Superior Corp., Expire 6/15/09 (e)#	2

Business Services — 0.0%
42	JSG Funding plc, Expire 10/1/13 (e)	1,680

Food & Beverage — 0.0%
750	TravelCenters of America, Inc., Expire 5/1/09 #	4,125

Hotel/Casino — 0.0%
70	Mikohn Gaming Corp., Expire 8/15/08 (f)#	1

Packaging/Containers —0.0%
90	Pliant Corp., Expire 6/1/10 (e)#	1

Telecommunications — 0.0%
140	American Tower Corp., Expire 8/1/08 (e)	29,470
	Microcell Telecommunications Inc.:
205	Expire 5/1/05	2,612
342	Expire 5/1/08	4,120
310	UbiquiTel Inc., Expire 4/15/10 (e)#	3

		36,205

	TOTAL WARRANTS (Cost — $90,150)	48,114

	TOTAL HIGH YIELD SECTOR (Cost — $57,863,982)	59,276,526

See Notes to Financial Statements.

48        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT‡		RATING(d)	SECURITY	VALUE

FOREIGN BONDS — 17.5%
Brazil — 1.0%
			Federal Republic of Brazil:
284,051	EUR	BB-	Banco Nacional de Desenvolvimento Economico e Social, Notes, 8.000% due 4/28/10	$359,257
163,236	USD	BB-	Debt Conversion Bonds, 3.125% due 4/15/12 (c)	150,024
			Global Bonds:
290,000	USD	BB-	10.125% due 5/15/27	308,995
66,000	USD	BB-	Series B, 8.875% due 4/15/24	63,773
			Global Notes:
100,000	USD	BB-	10.000% due 1/16/07	110,900
30,000	USD	BB-	10.000% due 8/7/11	32,962

				1,025,911

Canada — 5.2%
			Government of Canada, Bonds:
2,286,000		AAA	5.750% due 9/1/06	1,958,826
265,000		AAA	4.250% due 9/1/09	220,374
330,000		AAA	5.500% due 6/1/10	289,872
1,000,000		AAA	5.250% due 6/1/12	868,983
3,000,000	AUD	AA	Province of Ontario, Medium-Term Notes, Series E, 5.500% due 4/23/13 (b)	2,203,005

				5,541,060

Colombia — 1.3%
			Republic of Colombia:
			Global Bonds:
50,000	USD	BB	9.750% due 4/23/09	56,787
537,280	USD	BB+	9.750% due 4/9/11	623,245
135,000	USD	BB	10.375% due 1/28/33	147,825
485,000	USD	BB	Global Notes, 10.750% due 1/15/13	563,328

				1,391,185

Dominican Republic — 0.3%
350,000	USD	CC	Dominican Republic, Notes, 9.040% due 1/23/13 (e)	285,688

France — 1.4%
1,092,900	EUR	AAA	French Republic, Bonds, Series OATi, 3.000% due 7/25/09	1,524,331

Mexico — 1.4%
			United Mexican States:
			Global Notes:
230,000	USD	BBB-	4.625% due 10/8/08	234,082
144,000	USD	BBB-	7.500% due 1/14/12	163,836
200,000	USD	BBB-	Medium-Term Notes, 8.300% due 8/15/31	231,500

See Notes to Financial Statements.

49        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

FACE AMOUNT‡		RATING(d)	SECURITY	VALUE

Mexico — 1.4% (continued)
			Pemex Project Funding Master Trust:
90,000	USD	BBB-	Bonds, 8.625% due 2/1/22	$104,175
200,000	USD	BBB-	Notes, 7.375% due 12/15/14	222,100
500,000	USD	Baa1*	Petróleos Mexicanos, Debentures, 8.625% due 12/1/23 (a)(e)	572,500

				1,528,193

The Netherlands — 0.2%
130,000	EUR	AAA	Kingdom of the Netherlands, Bonds, 5.000% due 7/15/12	180,421

Norway — 2.0%
			Government of Norway, Bonds:
8,045,000		AAA	6.750% due 1/15/07	1,370,864
4,220,000		AAA	6.000% due 5/16/11	744,838

				2,115,702

Peru — 1.0%
			Republic of Peru:
			FLIRB Bonds:
495,000	USD	BB	4.500% due 3/7/17 (c)	444,881
115,000	USD	BB	4.500% due 3/17/17 (e)(c)	103,356
300,000	USD	BB	Global Bonds, 8.375% due 5/3/16	315,000
233,200	USD	BB	PDI Bonds, 5.000% due 3/7/17 (c)	215,127

				1,078,364

Russia — 1.2%
			Russian Federation:
1,197,500	USD	BB+	Bonds, 5.000% due 3/31/30 (a)(e)	1,199,371
			Euro-Dollar Bonds:
60,000	USD	BB+	8.250% due 3/31/10 (e)	66,600
70,000	USD	BB+	5.000% due 3/31/30 (e)	70,109

				1,336,080

Sweden — 2.5%
			Kingdom of Sweden, Bonds:
5,020,000		AAA	Series 1045, 5.250% due 3/15/11	760,996
12,740,000		AAA	Series 1046, 5.500% due 10/8/12	1,965,614

				2,726,610

Ukraine — 0.0%
44,335	USD	B+	Government of Ukraine, Sr. Notes, 11.000% due 3/15/07	48,436

			TOTAL FOREIGN BONDS (Cost — $16,130,253)	18,781,981

See Notes to Financial Statements.

50        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

PIONEER STRATEGIC INCOME PORTFOLIO

RIGHTS	SECURITY	VALUE

FOREIGN RIGHTS (k) — 0.0%
Mexico — 0.0%
	United Mexican States, Value Recovery Rights:
250,000	Series C, expire 6/30/05	$5,212
250,000	Series D, expire 6/30/06	6,219
250,000	Series E, expire 6/30/07	5,775

	TOTAL FOREIGN RIGHTS (Cost — $0)	17,206

	TOTAL INVESTMENTS — 99.9% (Cost — $103,178,314***)	106,912,000
	Other Assets in Excess of Liabilities — 0.1%	69,565

	TOTAL NET ASSETS — 100.0%	$106,981,565

FACE AMOUNT
LOANED SECURITIES COLLATERAL
$9,220,222	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $9,220,222)	$9,220,222

‡	Face amount denominated in local currency unless otherwise indicated.
(a)	All or a portion of this security is on loan (Notes 1 and 3).
(b)	All or a portion of this security is segregated for extended settlements and open forward foreign currency contracts.
(c)	Variable rate security.
(d)	All ratings are by Standard & Poor’s Ratings Service, except for those which are identified by an asterisk (*) which are rated by Moody’s Investors Service and by a double asterisk (**) which are rated by Fitch Ratings.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines established by the Board of Directors.
(f )	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(g)	Security is currently in default.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security issued with attached warrants.
(j)	Participation interests were acquired through the financial institutions indicated parenthetically.
(k)	Non-income producing security.
***	Aggregate cost for federal income tax purposes is $103,392,030.
#	This security has been deemed illiquid.

See pages 52 and 53 for definitions of ratings.

Abbreviations used in this schedule:
AUD	—	Australian Dollar
EUR	—	Euro
FLIRB	—	Front Loaded Interest Reduction Bond
GBP	—	British Pound
NOK	—	Norwegian Krone
PDI	—	Past Due Interest
USD	—	United States Dollar

See Notes to Financial Statements.

51        Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

—  Bonds rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—  Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

52       Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca and C	— Bonds rated “Ca” and “C” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch Ratings (“Fitch”) — Ratings from “AAA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA

—  Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB

—  Bonds rated “BBB” by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

—  Bonds rated “BB” by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B

—  Bonds rated “B” are considered highly speculative. While securities in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	— Bonds rated “CCC” have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires on advantageous business and economic environment.
CC	— Bonds rated “CC” are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	— Bonds rated “C” are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.
D

—  Bonds rated “D” are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor and have the lowest potential for recover.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

53       Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Assets and Liabilities	October 31, 2004

	Smith Barney High Income Portfolio	Pioneer Strategic Income Portfolio
ASSETS:
Investments, at value (Cost — $258,343,856, and $103,178,314, respectively)	$275,620,228	$106,912,000
Loaned securities collateral, at value (Cost — $9,220,222) (Notes 1 and 3)	—	9,220,222
Foreign currency, at value (Cost — $1,387,219)	—	1,451,272
Cash	572	—
Dividends and interest receivable	5,748,870	1,834,556
Receivable for securities sold	787,683	532,851
Receivable for Fund shares sold	13,461	118,703
Prepaid expenses	65,784	1,915
Other receivables	5,445	—
Other assets	—	7,235

Total Assets	282,242,043	120,078,754

LIABILITIES:
Payable for securities purchased	2,331,296	2,091,847
Payable for Fund shares reacquired	210,581	243,649
Management fees payable	138,517	64,632
Payable for loaned securities collateral (Notes 1 and 3)	—	9,220,222
Due to custodian	—	1,368,602
Payable for open forward foreign currency contracts (Notes 1 and 3)	—	51,605
Accrued expenses	77,355	56,632

Total Liabilities	2,757,749	13,097,189

Total Net Assets	$279,484,294	$106,981,565

NET ASSETS:
Par value of capital shares ($0.00001 par value, six billion shares authorized)	$348	$110
Capital paid in excess of par value	342,538,974	127,455,550
Undistributed net investment income	19,311,445	6,039,069
Accumulated net realized loss from investment transactions	(99,642,845)	(30,278,277)
Net unrealized appreciation of investments and foreign currencies	17,276,372	3,765,113

Total Net Assets	$279,484,294	$106,981,565

Shares Outstanding	34,830,946	10,995,568

Net Asset Value	$8.02	$9.73

See Notes to Financial Statements.

54        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Operations	For the Year Ended October 31, 2004

	Smith Barney High Income Portfolio	Pioneer Strategic Income Portfolio
INVESTMENT INCOME:
Interest (Note 3)	$22,438,792	$6,929,866
Dividends	84,953	56,867

Total Investment Income	22,523,745	6,986,733

EXPENSES:
Management fees (Note 2)	1,572,294	739,126
Custody	61,989	60,573
Audit and legal	34,128	49,862
Shareholder communications	42,767	20,701
Directors’ fees	11,524	6,607
Transfer agency services (Note 2)	5,015	5,003
Other	4,871	4,685

Total Expenses	1,732,588	886,557
Less: Management fee waivers (Notes 2 and 6)	(1,741)	(1,741)

Net Expenses	1,730,847	884,816

Net Investment Income	20,792,898	6,101,917

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	4,146,354	2,937,752
Foreign currency transactions	(7,230)	(65,459)

Net Realized Gain	4,139,124	2,872,293

Net Change in Unrealized Appreciation (Depreciation) From:
Investments	5,544,362	2,140,181
Foreign currencies	(303)	21,668

Net Change in Unrealized Appreciation/Depreciation of Investments and Foreign Currencies	5,544,059	2,161,849

Net Gain on Investments and Foreign Currencies	9,683,183	5,034,142

Increase in Net Assets From Operations	$30,476,081	$11,136,059

See Notes to Financial Statements.

55        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets

	For the Years Ended October 31,
Smith Barney High Income Portfolio	2004	2003
OPERATIONS:
Net investment income	$20,792,898	$18,580,175
Net realized gain (loss)	4,139,124	(3,862,317)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	5,544,059	36,429,889

Increase in Net Assets From Operations	30,476,081	51,147,747

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(17,859,204)	(20,588,597)

Decrease in Net Assets From Dividends to Shareholders	(17,859,204)	(20,588,597)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	41,540,000	62,010,341
Net asset value of shares issued for reinvestment of dividends	17,859,204	20,588,597
Cost of shares reacquired	(29,126,715)	(31,197,259)

Increase in Net Assets From Fund Share Transactions	30,272,489	51,401,679

Increase in Net Assets	42,889,366	81,960,829
NET ASSETS:
Beginning of year	236,594,928	154,634,099

End of year*	$279,484,294	$236,594,928

* Includes undistributed net investment income of:	$19,311,445	$15,883,589

See Notes to Financial Statements.

56        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

	For The Years Ended October 31,
Pioneer Strategic Income Portfolio	2004	2003
OPERATIONS:
Net investment income	$6,101,917	$7,141,566
Net realized gain (loss)	2,872,293	(39,056)
Net increase in unrealized appreciation	2,161,849	11,776,220

Increase in Net Assets From Operations	11,136,059	18,878,730

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(8,542,499)	(11,472,635)

Decrease in Net Assets From Dividends to Shareholders	(8,542,499)	(11,472,635)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	12,560,775	4,101,224
Net asset value of shares issued for reinvestment of dividends	8,542,499	11,472,635
Cost of shares reacquired	(17,203,671)	(19,986,029)

Increase (Decrease) in Net Assets From Fund Share Transactions	3,899,603	(4,412,170)

Increase in Net Assets	6,493,163	2,993,925
NET ASSETS:
Beginning of year	100,488,402	97,494,477

End of year*	$106,981,565	$100,488,402

* Includes undistributed net investment income of:	$6,039,069	$7,004,622

See Notes to Financial Statements.

57        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney High Income Portfolio	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$7.67		$6.65	$8.32		$10.29	$11.72

Income (Loss) From Operations:
Net investment income	0.58		0.63	0.82	(1)	1.02	1.20
Net realized and unrealized gain (loss)	0.32		1.28	(1.44	)(1)	(1.80)	(1.56)

Total Income (Loss) From Operations	0.90		1.91	(0.62)		(0.78)	(0.36)

Less Dividends From:
Net investment income	(0.55)		(0.89)	(1.05)		(1.19)	(1.07)

Total Dividends	(0.55)		(0.89)	(1.05)		(1.19)	(1.07)

Net Asset Value, End of Year	$8.02		$7.67	$6.65		$ 8.32	$10.29

Total Return(2)	12.33%		31.70%	(7.39)%		(8.08)%	(3.54)%

Net Assets, End of Year (millions)	$279		$237	$155		$176	$191

Ratios to Average Net Assets:
Expenses	0.66	%(3)	0.69%	0.69%		0.67%	0.66%
Net investment income	7.93		9.53	10.39	(1)	11.52	10.46

Portfolio Turnover Rate	33%		36%	78%		77%	70%

(1)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 10.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.

See Notes to Financial Statements.

58       Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Pioneer Strategic Income Portfolio	2004(1)		2003(1)	2002		2001	2000
Net Asset Value, Beginning of Year	$9.53		$8.94	$9.94		$10.31	$11.24

Income (Loss) From Operations:
Net investment income	0.57		0.63	1.14	(2)	0.93	0.93
Net realized and unrealized gain (loss)	0.48		1.04	(0.94	)(2)	(0.47)	(0.88)

Total Income From Operations	1.05		1.67	0.20		0.46	0.05

Less Distributions From:
Net investment income	(0.85)		(1.08)	(1.20)		(0.83)	(0.98)

Total Distributions	(0.85)		(1.08)	(1.20)		(0.83)	(0.98)

Net Asset Value, End of Year	$9.73		$9.53	$8.94		$ 9.94	$10.31

Total Return(3)	11.66%		20.56%	2.00%		4.60%	0.21%

Net Assets, End of Year (millions)	$107		$100	$97		$128	$141

Ratios to Average Net Assets:
Expenses	0.90	%(4)	1.00%	0.93%		0.90%	0.87%
Net investment income	6.19		7.05	8.24	(2)	8.83	7.78

Portfolio Turnover Rate	56%		141%	208%		150%	105%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $(0.96), and 8.42%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.

See Notes to Financial Statements.

59       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney High Income Portfolio (“SBHI”) and Pioneer Strategic Income Portfolio (“PSIP”) (“Fund(s)”) are separate investment funds of the Travelers Series Fund Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Fixed-income securities are valued at the mean between the bid and the asked prices provided by an independent pricing service. Securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any

60       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(d) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

(e) Loan Participations. The Funds invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity or a corporate borrower and one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the bor -

61       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

rower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Risk. The Funds invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(h) Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

(i) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds dis -

62       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

tribute dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(j) Federal and Other Taxes. It is each Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassifications. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $494,162 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income as a result of permanent differences attributable to book foreign currency transactions and differences between book and tax amortization of premium on fixed income securities, consent fees and income from mortgage backed securities treated as capital gains for tax for SBHI. Additionally, $1,475,029 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income as a result of permanent differences attributable to differences between book and tax amortization of premium on fixed income securities, income from foreign currency transactions treated as ordinary income for tax and income from mortgage backed securities treated as capital gain for tax for PSIP. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as the investment manager of SBHI. SBHI pays SBFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Fund. Travelers Investment Adviser, Inc. (“TIA”), an affiliate of SBFM, acts as the investment manager of PSIP. PSIP

63       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Fund. These fees are calculated daily and paid monthly.

During the year ended October 31, 2004, SBFM waived a portion of its management fee in the amount of $1,741 for both SBHI and PSIP.

TIA has entered into a sub-advisory agreement with Pioneer Investment Management, Inc. (“Pioneer”). Pursuant to the sub-advisory agreement, Pioneer is responsible for the day-to-day fund operations and investment decisions for PSIP and is compensated by TIA for such service at the annual rate of 0.35% of the average daily net assets of PSIP.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PSIP.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, each Fund paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2004, Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

64       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	SBHI	PSIP
Purchases	$107,086,637	$58,657,648

Sales	81,231,702	54,455,873

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	SBHI	PSIP
Gross unrealized appreciation	$24,862,265	$7,387,472
Gross unrealized depreciation	(8,398,321)	(3,867,502)

Net unrealized appreciation	$16,463,944	$3,519,970

At October 31, PSIP had open forward currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Australian Dollar	575,000	$429,057	11/8/04	$(14,424)
Australian Dollar	300,000	223,856	11/8/04	(8,021)
Euro	2,072,000	2,641,279	1/26/05	(29,160)

Total Unrealized Loss on Open Forward Foreign Currency Contracts				$(51,605)

At October 31, 2004, SBHI did not have any open forward foreign currency contracts.

At October 31, 2004, PSIP loaned securities having a market value of $9,053,505. PSIP received cash collateral amounting to $9,220,222, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

Income earned by PSIP from securities lending for the year ended October 31, 2004 was $16,181.

At October 31, 2004, SBHI did not have any securities on loan, nor did it have any income related to securities lending.

65       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

4.	Capital Shares

At October 31, 2004, the Company had six billion shares of $0.00001 par value capital stock authorized. Each share of a Fund represents an equal proportionate interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2004	Year Ended October 31, 2003
Smith Barney High Income Portfolio
Shares sold	5,397,647	8,846,534
Shares issued on reinvestment	2,406,900	3,294,176
Shares reacquired	(3,826,668)	(4,543,218)

Net Increase	3,977,879	7,597,492

Pioneer Strategic Income Portfolio
Shares sold	1,345,497	465,666
Shares issued on reinvestment	946,013	1,387,259
Shares reacquired	(1,844,513)	(2,214,743)

Net Increase (Decrease)	446,997	(361,818)

5.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2004 were as follows:

	SBHI	PSIP

Distributions paid from:
Ordinary Income	$17,859,204	$8,542,499

Total Distributions Paid	$17,859,204	$8,542,499

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

	SBHI	PSIP

Distributions paid from:
Ordinary Income	$20,588,597	$11,472,635

Total Distributions Paid	$20,588,597	$11,472,635

66       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

	SBHI	PSIP

Undistributed ordinary income	$19,902,252	$6,457,086
Capital loss carryforward*	(99,331,544)	(30,266,745)
Other book/tax temporary differences**	(89,680)	(215,833)
Unrealized appreciation***	16,463,944	3,551,397

Total accumulated losses	$(63,055,028)	$(20,474,095)

*	On October 31, 2004, PSIP had a net capital loss carryforward of $30,266,745, of which $1,027,479 expires in 2006, $5,085,828 expires in 2007, $3,076,895 expires in 2008, $7,414,445 expires in 2009, $11,398,536 expires in 2010 and $2,263,562 expires in 2011. SBHI had a net capital loss carryforward of $99,331,544, of which $11,677,045 expires in 2007, $18,327,807 expires in 2008, $42,940,350 expires in 2009, $21,882,303 expires in 2010 and $4,504,039 expires in 2011.

**	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) of certain foreign currency contracts and the difference between book/tax in the accrual of income on securities in default.

***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities and tax treatment for consent fees.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

67       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the funds board that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

7.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the

68       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

69       Travelers Series Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney High Income and Pioneer Strategic Income Portfolios (“Funds”) of Travelers Series Fund Inc. (“Company”) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

70       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors:†
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 DOB: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 DOB: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 DOB: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 DOB: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

71       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”) Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 3/31/66	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

72       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:
Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 9/10/60	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Kenneth J. Taubes Pioneer Investment Management, Inc. 60 State Street Boston, MA 02019 DOB: 10/9/62	Investment Officer	Since 2003	Senior Vice President and Director of Fixed Income Investments; Pioneer Investment Management, Inc. Previously, Senior Vice President of Pioneer Investment Management, Inc.	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 11/30/58	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti- Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer,	N/A	N/A
	Chief Compliance Officer	Since 2004	Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer; SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

73       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

74       Travelers Series Fund Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Pioneer Strategic Income Portfolio during the taxable year ended October 31, 2004.

Record Date	12/29/2003
Payable Date	12/30/2003

Dividends Qualifying for the Dividends
Received Deduction for Corporations	3.77%

Interest from Federal Obligations	4.35%

The law varies in each State as to whether and what percentage of dividend income attributable to Federal obligations is exempt from State income tax. We recommend that you consult with your Tax adviser to determine if any portion of the dividends you receive are taxable.

Please retain this information for your records.

75       Travelers Series Fund Inc.      |      2004 Annual Report

TRAVELERS SERIES

FUND INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President

and Chief Administrative

Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Beth A. Semmel, CFA

Investment Officer

Kenneth J. Taubes

Investment Officer

Peter J. Wilby, CFA

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (Continued)

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGERS

Smith Barney Fund

Management LLC

Travelers Investment Adviser, Inc.

CUSTODIAN

State Street Bank and

Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity

Investor Services

One Cityplace

Hartford, Connecticut 06103-3415

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Travelers Series Fund Inc.

Smith Barney High Income Portfolio

Pioneer Strategic Income Portfolio

The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.

The Funds file their complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. — Smith Barney High Income Portfolio and Pioneer Strategic Income Portfolio.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

IN0254 12/0404-7579

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Travelers Series Fund Inc. were $342,500 and $329,500 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Travelers Series Fund Inc. were $0 and $3,500 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Travelers Series Fund Inc. of $35,400 and $35,000 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Fund Inc.

(d)	All Other Fees for Travelers Series Fund Inc. of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Travelers Series Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Travelers Series Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Fund Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Travelers Series Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Travelers Series Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 6, 2005

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza)
Chief Financial Officer of
Travelers Series Fund Inc.

Date: January 6, 2005